Exhibit 10.2

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                                  $100,000,000

                      LOAN FUNDING AND SERVICING AGREEMENT

                           Dated as of March 31, 1999

                                      Among

                               ACS FUNDING TRUST I

                                 as the Borrower

                        AMERICAN CAPITAL STRATEGIES, LTD.

                                 as the Servicer

                                  the INVESTORS

                                  named herein

                      VARIABLE FUNDING CAPITAL CORPORATION

                                   as a Lender

                        FIRST UNION CAPITAL MARKETS CORP.

                                as the Deal Agent

                            FIRST UNION NATIONAL BANK

                     as a Lender and as the Liquidity Agent

                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                             as the Backup Servicer

                                       and

                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                           as the Collateral Custodian


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                                TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.1 Certain Defined Terms........................................................................1
         Section 1.2 Other Terms.................................................................................29
         Section 1.3 Computation of Time Periods.................................................................29
         Section 1.4 Interpretation..............................................................................29

ARTICLE II  ADVANCES.............................................................................................30
         Section 2.1 Advances....................................................................................30
         Section 2.2 Procedures for Advances.....................................................................31
         Section 2.3 Optional Changes in Facility Amount; Prepayments............................................32
         Section 2.4 Sources and Designation of Advances.........................................................33
         Section 2.5 The Notes...................................................................................33
         Section 2.6 Principal Repayments........................................................................34
         Section 2.7 Interest Payments...........................................................................34
         Section 2.8 Settlement Procedures.......................................................................35
         Section 2.9 Security Interest...........................................................................36
         Section 2.10 Collections and Allocations................................................................37
         Section 2.11 Payments, Computations, Etc................................................................37
         Section 2.12 Breakage Costs.............................................................................38
         Section 2.13 Fees.......................................................................................38
         Section 2.14 Increased Costs; Capital Adequacy; Illegality..............................................39
         Section 2.15 Taxes......................................................................................40
         Section 2.16 Assignment of the Purchase Agreement.......................................................42

ARTICLE III  CLOSING; CONDITIONS OF CLOSING AND ADVANCES.........................................................42
         Section 3.1 Conditions to Closing and Initial Advances..................................................42
         Section 3.2 Conditions Precedent to All Advances........................................................43

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................44
         Section 4.1 Representations and Warranties of the Borrower..............................................44
         Section 4.2 Representations and Warranties of the Borrower Relating to the Agreement and the Loans......48

ARTICLE V  GENERAL COVENANTS OF THE BORROWER.....................................................................49
         Section 5.1 Covenants of the Borrower...................................................................49
         Section 5.2 Release of Lien on Supplemental Interests...................................................54
         Section 5.3 Hedging Agreement...........................................................................54
         Section 5.4 Exemptive Order.............................................................................55

ARTICLE VI  ADMINISTRATION AND SERVICING OF LOANS................................................................56
         Section 6.1 Appointment of the Servicer.................................................................56

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         Section 6.2 Duties and Responsibilities of the Servicer.................................................56
         Section 6.3 Authorization of the Servicer...............................................................58
         Section 6.4 Collection of Payments......................................................................58
         Section 6.5 Servicer Advances...........................................................................60
         Section 6.6 Realization Upon Defaulted Loans or Charged-Off Loans.......................................60
         Section 6.7 Maintenance of Insurance Policies...........................................................61
         Section 6.8 Representations and Warranties of the Servicer..............................................61
         Section 6.9 Covenants of the Servicer...................................................................62
         Section 6.10 The Collateral Custodian...................................................................64
         Section 6.11 Representations and Warranties of the Collateral Custodian.................................67
         Section 6.12 Covenants of the Collateral Custodian......................................................68
         Section 6.13 The Backup Servicer........................................................................69
         Section 6.14 Representations and Warranties of the Backup Servicer......................................71
         Section 6.15 Covenants of the Backup Servicer...........................................................72
         Section 6.16 Payment of Certain Expenses by Servicer....................................................73
         Section 6.17 Reports....................................................................................73
         Section 6.18 Annual Statement as to Compliance..........................................................74
         Section 6.19 Annual Independent Public Accountant's Servicing Reports...................................74
         Section 6.20 Limitation on Liability of the Servicer and Others.........................................75
         Section 6.21 The Servicer, the Backup Servicer and the Collateral Custodian Not to Resign...............75
         Section 6.22 Access to Certain Documentation and Information Regarding the Loans........................75
         Section 6.23 Merger or Consolidation of the Servicer....................................................76
         Section 6.24 Identification of Records..................................................................77
         Section 6.25 Servicer Termination Events................................................................77
         Section 6.26 Appointment of Successor Servicer..........................................................78
         Section 6.27 Market Servicing Fee.......................................................................79

ARTICLE VII  TERMINATION EVENTS..................................................................................80
         Section 7.1 Termination Events..........................................................................80

ARTICLE VIII  INDEMNIFICATION....................................................................................82
         Section 8.1 Indemnities by the Borrower.................................................................82
         Section 8.2 Indemnities by the Servicer.................................................................85

ARTICLE IX  THE DEAL AGENT AND THE LIQUIDITY AGENT...............................................................86
         Section 9.1 Authorization and Action....................................................................86
         Section 9.2 Delegation of Duties........................................................................87
         Section 9.3 Exculpatory Provisions......................................................................87
         Section 9.4 Reliance....................................................................................88
         Section 9.5 Non-Reliance on Deal Agent, Liquidity Agent and Other Lenders...............................88
         Section 9.6 Reimbursement and Indemnification...........................................................89
         Section 9.7 Deal Agent and Liquidity Agent in their Individual Capacities...............................89
         Section 9.8 Successor Deal Agent or Liquidity Agent.....................................................89

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ARTICLE X  ASSIGNMENTS; PARTICIPATIONS...........................................................................90
         Section 10.1 Assignments and Participations.............................................................90

ARTICLE XI  MISCELLANEOUS........................................................................................93
         Section 11.1 Amendments and Waivers.....................................................................93
         Section 11.2 Notices, Etc...............................................................................94
         Section 11.3 [Reserved].................................................................................94
         Section 11.4 No Waiver, Rights and Remedies.............................................................94
         Section 11.5 Binding Effect.............................................................................94
         Section 11.6 Term of this Agreement.....................................................................95
         Section 11.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.......................95
         Section 11.8 WAIVER OF JURY TRIAL.......................................................................95
         Section 11.9 Costs, Expenses and Taxes..................................................................95
         Section 11.10 No Proceedings............................................................................96
         Section 11.11 Recourse Against Certain Parties..........................................................96
         Section 11.12 Protection of Security Interest; Appointment of Deal Agent as Attorney-in-Fact............97
         Section 11.13 Confidentiality...........................................................................98
         Section 11.14 Execution in Counterparts; Severability; Integration.....................................100



                                    EXHIBITS

EXHIBIT A             Form of Borrower Notice
EXHIBIT B-1           FUNB Note
EXHIBIT B-2           VFCC Note
EXHIBIT B-3           Investors' Note
EXHIBIT C             "Limited Purpose" Provisions
EXHIBIT D             Form of Assignment and Acceptance
EXHIBIT E             Form of Monthly Report
EXHIBIT F             Form of Servicer's Certificate
EXHIBIT G             Credit and Collection Policy
EXHIBIT H             Form of Hedging Agreement (including Schedule and Confirmation)
EXHIBIT I             Form of Certificate of Borrower's Counsel
EXHIBIT J             Form of Trust Receipt and Initial Certification
EXHIBIT K             Form of Trust Receipt and Final Certification
EXHIBIT L             Form of Release of Loan File
EXHIBIT M             Form of Assignment of Mortgage
EXHIBIT N             Form of Reinvestment Certification
EXHIBIT O-1           Officer's Certificate as to Solvency from Originator
EXHIBIT O-2           Officer's Certificate as to Solvency from Borrower
EXHIBIT P             Officer's Closing  Certificate
EXHIBIT P-1           Officer's Closing Certificate from Originator

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EXHIBIT P-2           Officer's Closing Certificate from Borrower
EXHIBIT Q-1           Power of Attorney from Originator
EXHIBIT Q-2           Power of Attorney from Borrower
EXHIBIT R             Form of Lock-Box Agreement
EXHIBIT S             Credit Report and Transaction Summary

                                    SCHEDULES
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SCHEDULE I        Schedule of Documents
SCHEDULE II       List of Lock-Box Banks and Lock-Box Accounts
SCHEDULE III      Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV       Loan List
SCHEDULE V        Location of Loan Files
SCHEDULE VI       Form of Loans

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        THIS LOAN FUNDING AND SERVICING AGREEMENT (the "Agreement" or "Loan
Funding Agreement") is made as of March 31, 1999, among:

         (1) ACS FUNDING TRUST I, a Delaware business trust, as borrower (the "Borrower");

         (2) AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, as servicer (the "Servicer");

         (3) the financial institutions listed on the signature pages of this Agreement under the heading "Investors" and their respective successors and assigns (the "Investors");

         (4) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC") and as a lender ("Lender");

         (5) FIRST UNION CAPITAL MARKETS CORP. ("FCM"), as deal agent (the "Deal Agent"), and as documentation agent (the "Documentation Agent");

         (6) FIRST UNION NATIONAL BANK ("First Union"), as a lender ("Lender") and as liquidity agent (the "Liquidity Agent"); and

         (7) NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest"), as backup servicer (the "Backup Servicer") and as collateral custodian (the "Collateral Custodian")

         IT IS AGREED as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Certain Defined Terms.

         (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

         (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

         Accrual Period: For any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or in the case of the first Accrual Period, from and including the Closing Date) to but excluding such Payment Date.

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         Add-On Loan: Any additional loan or extension of credit made subsequent to any Loan made by the Originator or one of its subsidiaries to the Obligor of such Loan.

         Adjusted Eurodollar Rate: For any Accrual Period, an interest rate per annum equal to the quotient, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, (i) the numerator of which is equal to the LIBOR Rate for such Accrual Period and (ii) the denominator of which is equal to 100% minus the Eurodollar Reserve Percentage for such Accrual Period.

         Administration Agreement: That certain Amended and Restated Administration Agreement, dated as of July 1, 1998, executed between VFCC and FCM, as the same may be amended, supplemented, or otherwise modified from time to time.

         Advance: Defined in Section 2.1(a).

         Advances Outstanding: On any day, the aggregate principal amount of Advances outstanding on such day, after giving effect to all repayments of Advances and makings of new Advances on such day.

         Adverse Claim: A lien, security interest, pledge, charge, encumbrance or other right or claim of any Person.

         Affected Party: Defined in Section 2.14(a).

         Affiliate: With respect to a Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         Agent's Account: A special account (account number 01 41 96 47) in the name of the Deal Agent, or so long as VFCC is the sole Lender hereunder, in the name of VFCC, at Bankers Trust Company.

         Aggregate Outstanding Loan Balance: On any day, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Collateral on such date.

         Aggregate Purchased Loan Balance: On any day, the sum of the Purchased Loan Balances of all Eligible Loans included as part of the Collateral on such date.

         Agreement: This Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended, modified, supplemented or restated from time to time.


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         Alternative Rate: An interest rate per annum equal to the Adjusted
Eurodollar Rate; provided, however, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs; and, provided, further, that the Alternative Rate for the first two (2) Business Days following any Advance made by an Investor shall be the Base Rate unless such Investor has received at least two (2) Business Days prior notice of such Advance.

         Amortization Period: The period beginning on the Termination Date and ending on the Collection Date.

         Applicable Law: For any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Federal Reserve Board), and applicable judgments, decrees, injunctions, writs, orders, or line action of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

         Approval Date: Defined in Section 5.4(c).

         Assignment and Acceptance: An assignment and acceptance entered into by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit D hereto.

        Assignment of Mortgage: As to each Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Loan and to the Borrower and to grant a perfected lien thereon by the Borrower in favor of the Deal Agent on behalf of the Secured Parties, each such Assignment of Mortgage to be substantially in the form of Exhibit M hereto.

         Availability: On any day, the excess of (I) the amount by which (a) the lesser of (i) the product of (A) the Borrowing Base and (B) 50% and (ii) the Facility Amount exceeds (b) an amount necessary to cure any Overcollateralization Shortfall and any Required Equity Shortfall over (II) the Advances Outstanding on such day; provided, however, during the Amortization Period, the Availability shall be zero.

         Backup Servicer: Norwest Bank Minnesota, National Association, in its capacity as Backup Servicer hereunder, together with its successors and assigns.

         Backup Servicer Expenses: The reasonable out-of-pocket expenses to be paid to the Backup Servicer under the Backup Servicer and Collateral Custodian Fee Letter.

         Backup Servicer Fee: The fee to be paid to the Backup Servicer as set forth in the Backup Servicer and Collateral Custodian Fee Letter.


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         Backup Servicer and Collateral Custodian Fee Letter: The Backup
Servicer and Collateral Custodian Fee Letter, dated as of the date hereof, among the Servicer, the Borrower, the Backup Servicer and Collateral Custodian, the Deal Agent and First Union.

         Bankruptcy Code: The United States Bankruptcy Reform Act of 1978 (11 U.S.C.ss.ss.101, et seq.), as amended from time to time.

         Base Rate: On any date, a fluctuating rate of interest per annum equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1.0%.

         Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         Borrower: ACS Funding Trust I, or any permitted successor thereto.

         Borrowing Base: On any date of determination, an amount equal to the sum of (a) the Aggregate Purchased Loan Balance and (b) the Purchased Loan Balance of all Eligible Loans to become included as part of the Collateral on such date.

         Borrower Notice: A written notice, in the form of Exhibit A, to be used for each borrowing, repayment of each Advance or termination or reduction of the Facility Amount or Prepayments of Advances.

         Breakage Costs: Defined in Section 2.12.

         Business Day: Any day of the year other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in New York City, New York, Minneapolis, Minnesota, Charlotte, North Carolina and Baltimore, Maryland, and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, means the foregoing only if such day is also a day of year on which dealings in United States dollar deposits are carried on in the London interbank market.

         Change-in-Control: The date on which (i) any Person or "group" acquires any "beneficial ownership" (as such terms are defined under Rule 13d-3 of, and Regulation 13D under, the Securities Exchange Act of 1934, as amended), either directly or indirectly, of membership interests or other equity interests or any interest convertible into any such interest in the Originator having more than fifty percent (50%) of the voting power for the election of managers of the Originator, if any, under ordinary circumstances, or (ii) (except in connection with any Securitization) the Originator sells, transfers, conveys, assigns or otherwise disposes of all or substantially all of the assets of the Originator.


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         Charged-Off Loan: Any Loan (i) that is 180 days past due with respect to any interest or principal payment, (ii) for which an Insolvency Event has occurred with respect to the related Obligor, (iii) for which the related Obligor has suffered any Material Adverse Change, or (iv) that is or should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policy.

         Charged-Off Ratio: With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Loans that become Charged-Off Loans during such Collection Period and (ii) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (A) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (B) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and the denominator of which is 2.

         Closing Date: March 31, 1999.

         Code: The Internal Revenue Code of 1986, as amended.

         Collateral: All right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Borrower in, to and under any and all of the following:

                  (i) the Transferred Loans, and all monies due or to become due in payment of such Loans on and after the related Purchase Date;

                  (ii) any Related Property securing the Transferred Loans including all proceeds from any sale or other disposition of such Related Property;

                  (iii) the Loan Documents;

                  (iv) all Supplemental Interests related to any Transferred Loans to the extent that the Borrower has any ownership interest therein;

                  (v) the Collection Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds;

                  (vi) the Excess Spread Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Excess Spread Account or such funds;


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                  (vii) all Collections and all other payments made or to be made in the future with respect to such Loans or by the Obligor thereunder and under any guarantee or similar credit enhancement with respect to such Loans;

                  (viii) all Hedge Collateral;

                  (ix) all income and Proceeds of the foregoing;

         Collateral Custodian: Norwest Bank Minnesota, National Association, in its capacity as Collateral Custodian hereunder, together with its successors and assigns.

         Collateral Custodian Expenses: The reasonable out-of-pocket expenses to be paid to the Collateral Custodian under the Backup Servicer and Collateral Custodian Fee Letter.

         Collateral Custodian Fee: The fee set forth in the Backup Servicer and Collateral Custodian Fee Letter.

         Collection Account: Defined in Section 6.4(e).

         Collection Date: The date following the Termination Date on which all Advances Outstanding have been reduced to zero, the Lenders have received all accrued Interest, fees, and all other amounts owing to them under this Agreement and the Hedging Agreement, the Hedge Counterparties have received all amounts due and owing hereunder and under the Hedge Transactions, and each of the Backup Servicer, the Collateral Custodian, the Deal Agent and Liquidity Agent have each received all amounts due to them in connection with this Agreement.

         Collection Period: Each calendar month, except in the case of the first Collection Period, the period beginning on the Closing Date to and including the last day of the calendar month in which the Closing Date occurs.

         Collections: (a) All cash collections or other cash proceeds of such Loan received by or on behalf of the Borrower by the Servicer or Originator from or on behalf of any Obligor in payment of any amounts owed in respect of such Loan, including, without limitation, any Interest Collections, any Principal Collections, Deemed Collections, Insurance Proceeds, interest earnings in the Collection Account, and all Recoveries, (b) all amounts received by the Buyer in connection with the Repurchase of an Ineligible Loan pursuant to Section 6.1 of the Purchase Agreement, (c) any other funds so received by or on behalf of the Borrower with respect to any Loan or related security therefor, and (d) all payments received pursuant to any Hedging Agreement or Hedge Transaction.

         Commercial Paper Notes: On any day, any short-term promissory notes issued by VFCC with respect to financing any Advance hereunder.


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         Commitment: For each Investor and Lender, the commitment of such
Investor and Lender to fund any Advance to the Borrower in an amount not to exceed the amount set forth opposite such Investor's and Lender's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

         Commitment Termination Date: March 31, 2001 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.2(b); provided, however, in the event that the Borrower fails to deliver or fails to cause the Servicer to deliver a formal Credit and Collection Policy and revised loan grading system in a form satisfactory to the Deal Agent (in its sole discretion) on or before September 30, 1999, then the Commitment Termination Date shall be March 29, 2000.

         Concentration Limits: On any date of determination, each of the following (calculated on the basis of Aggregate Outstanding Loan Balance):

         (a) the sum of the Outstanding Loan Balances of Eligible Loans the Obligors of which are residents of any one state shall not exceed 35%;

         (b) the sum of the Outstanding Loan Balances of Eligible Loans the Obligors of which are in the same Industry shall not exceed 10%;

         (c) the Outstanding Loan Balance of any Eligible Loan shall not exceed the Large Loan Limit;

         (d) the sum of the Outstanding Loan Balances of Eligible Loans the Obligors of which are Grade 2 Obligors shall not exceed 10%;

         (e) the sum of the Outstanding Loan Balances of Eligible Loans that have interest due and payable monthly shall not be less than 50%; and

         (f) the sum of the Outstanding Loan Balances of Eligible Loans that are secured by a security interest in all assets of the related Obligor shall not be less than 75%.

         Contractual Obligation: With respect to any Person, means any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

         Costs of Funds Adjustment: For any Accrual Period, the positive excess (if any) of the CP Rate for the immediately preceding Accrual Period over the Adjusted Eurodollar Rate for the immediately preceding Accrual Period, as set forth in a written statement delivered by the Deal Agent to the Borrower and the Servicer.


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         CP Rate: For any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by VFCC maturing on dates other than those certain dates on which VFCC is to receive funds) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the Deal Agent (on behalf of VFCC) to fund or maintain the Advances Outstanding during such period, as determined by the Deal Agent (on behalf of VFCC) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of VFCC) and (ii) other borrowings by VFCC, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

         Credit and Collection Policy: Those credit, collection, customer relation and service policies (i) determined by the Borrower, the Originator and the initial Servicer as of the date hereof relating to the Loans and related Loan Documents, described in Exhibit G, as the same may be amended or modified from time to time in accordance with Section 6.9(g); and (ii) with respect to any Successor Servicer, the collection procedures and policies of such person (as approved by the Deal Agent) at the time such Person becomes Successor Servicer.

         Deal Agent: FCM, as Deal Agent hereunder, together with its successors and assigns.

         Deemed Collections: On any day, an amount equal to the unpaid balance (including any accrued interest thereon) of any Loan included as part of the Collateral if on such day (a) the Deal Agent, as agent for the Secured Parties, does not have a valid perfected security interest in such Loan and any Related Property, or (b) a Warranty Event occurred with respect to such Loan.

         Defaulted Loan: Any Loan (i) that is 45 days past due with respect to any interest or principal payments, (ii) for which an Insolvency Event has occurred with respect to the related Obligor, (iii) for which the related Obligor has suffered any Material Adverse Change, or (iv) that is or otherwise should be considered a Defaulted Loan by the Servicer in accordance with the Credit and Collection Policy.

         Default Ratio: With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Loans (excluding Charged-Off Loans) included as part of the Collateral that became Defaulted Loans during such Collection Period and (b) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the


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first day of such Collection Period and (ii) the Aggregate Outstanding Loan
Balance as of the last day of such Collection Period and the denominator of which is 2.

         Delinquent: On any day with respect to any Loan and any specified time period any payment, or portion thereof, due with respect thereto, has not been made by the Obligor of such Loan for the specified time period from the due date of such payment.

         Derivatives: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor, foreign exchange contract, any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

         Determination Date: The last day of each Collection Period.

         Eligible Assignee: (a) A Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or (b) such other Person satisfactory to VFCC, Deal Agent, and each of the rating agencies rating the Commercial Paper.

         Eligible Loan: On any date of determination, each Loan which satisfies each of the following requirements:

                  (i) the Loan is evidenced by a promissory note that has been duly authorized and that, together with the related Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;

                  (ii) the Loan was originated in accordance with the terms of the Credit and Collection Policy and arose in the ordinary course of the Originator's business from the loaning of money to the Obligor thereof;

                  (iii) the Loan is not a Defaulted Loan, and no payment or portion thereof is more than 10 days Delinquent;

                  (iv) the Obligor of such Loan has executed all appropriate documentation required by the Originator;

                  (v) the Loan, together with the Loan Documents related thereto, is a "general intangible", an "instrument", an "account", or "chattel paper" within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;

                  (vi) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect;

                  (vii) the Loan is denominated and payable only in United States Dollars in the United States;

                  (viii) except for PIK Loans, the Loan bears interest, which is due and payable monthly or quarterly;

                  (ix) the Loan, together with the Loan Documents related thereto, does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Loan Documents related thereto is in material violation of any such Applicable Laws;

                  (x) the Loan, together with the related Loan Documents, is fully assignable, (and with respect to the Loan Funding Agreement only, if such Loan is secured by an interest in real property, an Assignment of Mortgage has been delivered to the Collateral Custodian);

                  (xi) the Loan was documented and closed in accordance with the Credit and Collection Policy, including the relevant opinions and assignments, and there is only one current original promissory note (and with respect to the Loan Funding Agreement only, with respect to such Loan such promissory note has been delivered to the Collateral Custodian, duly endorsed as collateral under the Loan Funding Agreement);

                  (xii) the Loan and all Related Property are free of any Liens; (and with respect to the Loan Funding Agreement only, except for Permitted Liens, and all filings and other actions required to perfect the security interest of the Deal Agent as agent for the Second Parties in the Collateral have been made or taken);

                  (xiii) the Loan has an original term to maturity of no more than 120 months, and is either fully amortizing in installments (which installments need not be in identical amounts) over such term or the principal amount thereof is due in a single installment at the end of such term;

                  (xiv) no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Loan;

                  (xv) any Related Property with respect to such Loan is insured in accordance with the Credit and Collection Policy;

                  (xvi) the Loan Documents with respect to such Loan are complete in accordance with the Credit and Collection Policy;

                  (xvii) the Obligor with respect to such Loan is an Eligible Obligor;

                  (xviii) such Loan does not represent capitalized interest or payment obligations relating to "put" rights;

                  (xix) for purposes of the Loan Funding Agreement only, if such Loan is an Add-On Loan, the Deal Agent (in its sole discretion) has approved in writing its inclusion in the Collateral;

                  (xx) the Loan is not a loan or extension of credit made by the Originator or one of its subsidiaries to an Obligor for the purpose of making any principal, interest or other payment on such Loan necessary in order to keep such Loan from becoming Delinquent; and

                  (xxi) the Euro-Caribe Loan.

                  Eligible Obligor: On any day, any Obligor that satisfies each of the following requirements at all times:

                  (i) such Obligor is not in the gaming, nuclear waste, bio-tech, oil and gas or real estate industries;

                  (ii) such Obligor is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

                  (iii) the business being financed by such Obligor has an Operating History of at least 60 months from the date of its incorporation or formation;

                  (iv) such Obligor is not the subject of any Insolvency Event (and for purposes of the Loan Funding Agreement only, and, as of the Funding Date on which such Loan became part of the Collateral, such Obligor has not experienced a Material Adverse Change);

                  (v) such Obligor is not an Affiliate of any other Obligor hereto (other than as a result of being an Affiliate of the Originator);

                  (vi) no other Loan of such Obligor is Delinquent for more than thirty (30) days;

                  (vii) such Obligor is not a Governmental Authority;

                  (viii) such Obligor is in compliance with all material terms and conditions of its Loan Documents;

                  (ix) such Obligor's principal office and any Related Property are located in the United States or any other country or territory of the United States (and, for purposes of the Loan Funding Agreement only, approved by the Deal Agent upon receipt and review of satisfactory legal due diligence, Rating Agency discussions and credit approval); and

                  (x) such Obligor has an Eligible Risk Rating.

         Eligible Risk Rating: As of any date of determination, with respect to a designated Obligor, a risk rating of "Grade 2," "Grade 3," or "Grade 4."

         ERISA: The U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         ERISA Affiliate: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) A trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or (c) A member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

         Euro-Caribe Loan: The Loan to Euro-Caribe Packing Company, Inc. in the principal aggregate amount of $18,000,000.

         Eurodollar Disruption Event: With respect to any Advance as to which Interest accrues or is to accrue at a rate based upon the Adjusted Eurodollar Rate, any of the following: (a) a determination by a Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Advance;
(b) the inability of any Lender to obtain timely information for purposes of determining the Adjusted Eurodollar Rate; (c) a determination by a Lender that the rate at which deposits of United States dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance; or (d) the inability of a Lender to obtain United States dollars in the London interbank market to make, fund or maintain any Advance.

         Eurodollar Reserve Percentage: On any day, the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board (or any successor) for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of the Federal Reserve Board (or any successor) that prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

         Excess Spread Account: Defined in Section 6.4(f).

         Facility Amount: At any time, $100,000,000; provided, however, on or after the Termination Date, the Facility Amount shall be zero.

         Facility Fee: For any Accrual Period, the fee payable by the Borrower to the Deal Agent, on behalf of the Lenders, in an amount equal to the sum of products, for each day during such Collection Period, of (i) the Facility Fee Rate, (ii) the Facility Amount minus Advances Outstanding, and (iii) the quotient of (a) 1 and (b) 360.

         Facility Fee Rate: Defined in the Fee Letter.

         Fair Market Value: With respect to each Eligible Loan, the lesser of
(a) the original principal amount of such Eligible Loan, and (b) if such Eligible Loan has been reduced in value below the original principal amount thereof (other than as a result of the allocation of a portion of the original principal amount to warrants) the fair market value of such Eligible Loan as required by, and in accordance with, the 1940 Act, as amended, and any orders of the SEC issued to the Originator, to be determined by the Board of Directors of the Originator and reviewed by its auditors.

         Federal Funds Rate: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

         Federal Reserve Board: The Board of Governors of the Federal Reserve System.

         Fee Letter: The Fee Letter, dated as of the date hereof, among the Borrower, the Servicer, the Deal Agent and First Union setting forth, among other things, the Program Fee Rate, and the Facility Fee Rate.

         First Union: First Union National Bank, in its individual capacity, and its successors or assigns.

         Funding Date: Any day on which an Advance is made.

         Funding Request: A Borrower Notice requesting an Advance and including the items required by Section 2.2.

         GAAP: Generally accepted accounting principles as in effect from time to time in the United States.

         Governmental Authority: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

         Grade 1 Obligor: As of any date of determination, (i) an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy should have determined to be, classified as "Grade 1," or (ii) an Obligor designated by the Servicer as a "Grade 1 Obligor" with the prior written consent of the Deal Agent.

         Grade 2 Obligor: As of any date of determination, (i) an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy should have determined to be, classified as "Grade 2," or (ii) an Obligor designated by the Servicer as a "Grade 2 Obligor" with the prior written consent of the Deal Agent.

         Grade 3 Obligor: As of any date of determination, (i) any Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy should have determined to be, classified as "Grade 3," or
(ii) an Obligor designated by the Servicer as a "Grade 3 Obligor" with the prior written consent of the Deal Agent.

         Grade 4 Obligor: As of any date of determination, (i) an Obligor of any Loan that the Servicer determines to be or, in accordance with the Credit and Collection Policy should have determined to be, classified as "Grade 4," or (ii) an Obligor designated by the Servicer as a "Grade 4 Obligor" with the prior written consent of the Deal Agent.

         H.15: Federal Reserve Statistical Release H.15.

         Hedge Breakage Costs: For any Hedge Transaction, any amount payable by the Borrower for the early termination of that Hedge Transaction or any portion thereof.

         Hedge Collateral: Defined in Section 5.3(b).

         Hedge Counterparty: Any entity that (a) on the date of entering into any Hedge Transaction (i) is an interest rate swap dealer that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Deal Agent (which approval shall not be unreasonably withheld), and (ii) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("Short-term Rating Requirement"), and (b) in a Hedging Agreement (i) consents to the assignment of the Borrower's rights under the Hedging Agreement to the Deal Agent pursuant to Section 5.3(b) and (ii) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause
(a) and (b) hereof and has entered onto a Hedging Agreement with the Borrower on or prior to the date of such transfer.

         Hedge Notional Amount: The aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.3(a) which have not matured, been terminated or cancelled.

         Hedge Transaction: Each interest rate swap transaction between the Borrower and a Hedge Counterparty that is entered into pursuant to Section 5.3(a) and is governed by a Hedging Agreement.

         Hedging Agreement: Each agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.3, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of Exhibit H hereto or such other form as the Deal Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

         Increased Costs: Any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.14.

         Indebtedness: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (f) obligations under direct or indirect guaranties in respect of obligation (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, clauses (a) through (e) above.

         Indemnified Amounts: Defined in Section 8.1.

         Indemnified Party: Defined in Section 8.1.

         Industry: The industry of an Obligor as determined by reference to the four digit standard industry classification codes.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         Insolvency Laws: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         Insolvency Proceeding: Any case, action or proceeding before any court or Governmental Authority relating to an Insolvency Event.

         Insurance Policy: With respect to any Loan included in the Collateral, an insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Loan.

         Insurance Proceeds: Any amounts payable or any payments made, to the Borrower or to the Servicer on its behalf under any Insurance Policy.

         Interest: For each Accrual Period and each Advance outstanding during such Accrual Period, the product of:

                  IR x P x  AD
                           ----
                            360
         where

                  IR       =       the Interest Rate applicable to such Advance;

                  P        =       the principal amount of such Advance on
                                   the first day of such Accrual Period, or if such Advance was first made during such

                                   Accrual Period, the principal amount of such Advance on the day such Advance is made; and

                  AD       =       the actual number of days in such Accrual
                                   Period, or if such Advance was first made during such Accrual Period, the actual number of days beginning on the day such Advance was first made through the end of such Accrual Period;

provided, however, that (i) no provision of this Agreement shall require or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

         Interest Collection Account: The subaccount of the Collection Account into which all Interest Collections are deposited by the Borrower or the Servicer on behalf of the Borrower in accordance with Section 2.10.

         Interest Collections: Any and all amounts received in respect of any interest, fees or other similar charges on a Loan from or on behalf of any Obligors that are deposited into the Collection Account, or received by or on behalf of the Borrower by the Servicer or Originator in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment (net of any payment owed by the Borrower to, and including any receipts from, any Hedge Counterparties) and, solely for purposes of calculating the Portfolio Rate, any and all amounts accrued in respect of any fees (but only to the extent such fees were not received during such Collection Period) owed by any Obligor in respect of any Eligible Loan.

         Interest Rate: For any Accrual Period:

         (a) to the extent the Lender is VFCC and it has funded the applicable Advance through the issuance of Commercial Paper Notes, a rate equal to the sum of the applicable Adjusted Eurodollar Rate for such Accrual Period and the Cost of Funds Adjustment (if any) for such Accrual Period; or

         (b) to the extent the relevant Lender did not fund its Advance through the issuance of commercial paper, a rate equal to the Alternative Rate;

provided, however, the Interest Rate shall be the Base Rate if the relevant Lender shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred.

         Investment: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

         ISDA Definitions: The 1991 ISDA Definitions, as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions, published by the International Swaps and Derivatives Association, Inc.

         Issuer: VFCC and any other Lender whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar Collateral.

         Large Loan Limit: $10,000,000.

         Lenders: Collectively, VFCC, First Union, and the Investors and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to fund Advances pursuant to this Agreement.

         LIBOR Rate: For any Accrual Period and any Advance, an interest rate per annum equal to:

         (a) to the extent that the relevant Lender is VFCC and it has funded the applicable Advance through the issuance of Commercial Paper Notes:

                  (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day that is the second Business Day immediately preceding the first day of such Accrual Period; or

                  (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day; and

         (b) in all other cases:

                  (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day that is the second Business Day immediately preceding the applicable Funding Date (with respect to the initial Accrual Period for such Advance) and as of the second Business Day immediately preceding the first day of the applicable Accrual Period (with respect to all subsequent Accrual Periods for such Advance); or

                  (ii) if no rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

         Lien: With respect to any Collateral, (a) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Collateral, or (b) the interest of a vendor or lessor under any conditional sale agreement, financing Loan or other title retention agreement relating to such Collateral.

         Liquidation Expenses: With respect to any Defaulted Loan or Charged-Off Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Borrower or on behalf of the Borrower by the Servicer (including amounts paid to any subservicer) in connection with the repossession, refurbishing and disposition of any related assets securing such Loan including the attempted collection of any amount owing pursuant to such Loan.

         Liquidity Bank: Each liquidity bank that is a party to the Liquidity Purchase Agreement.

         Liquidity Purchase Agreement: The Liquidity Purchase Agreement, dated as of March 31, 1999, among VFCC, the Deal Agent, the Liquidity Agent, and First Union, as an investor, and each other liquidity bank a party thereto.

         Loan: Any senior or subordinate loan arising from the extension of credit to an Obligor by the Originator in the ordinary course of the Originator's business including, without limitation, all Add-On Loans, monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds.

         Loan Documents: With respect to any Loan, the related promissory note and any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property an Assignment of Mortgage, and for all Loans with a Note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator.

         Loan File: With respect to any Loan, each of the Loan Documents related thereto.

         Loan List: The Loan List provided by the Borrower to the Deal Agent and the Collateral Custodian, as set forth in Schedule IV hereto (which shall include the specific documents that should be included in each Loan File), as the same may be changed from time to time in accordance with the provisions hereof.

         Lock-Box: A post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

         Lock-Box Account: An account maintained in the name of the Borrower for the purpose of receiving Collections at a Lock-Box Bank.

         Lock-Box Agreement: A letter agreement, substantially in the form of Exhibit R, among the Borrower, the Servicer and any Lock-Box Bank.

         Lock-Box Bank: Any of the banks or other financial institutions listed on Schedule II holding one or more Lock-Box Accounts.

         Market Servicing Fee: Defined in Section 6.27.

         Market Servicing Fee Differential: On any date of determination, an amount equal to the positive difference between the Market Servicing Fee and Servicing Fee.

         Material Adverse Change: With respect to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

         Material Adverse Effect: With respect to any event or circumstance, means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Servicer or the Borrower, (b) the validity, enforceability or collectibility of this Agreement or any other Transaction Document or the validity, enforceability or collectibility of the Loans, (c) the rights and remedies of the Deal Agent or any Secured Party under this Agreement or any Transaction Document or (d) the ability of the Borrower or the Servicer to perform its obligations under this Agreement or any other Transaction Document, or (e) the status, existence, perfection, priority, or enforceability of the Deal Agent's or Secured Parties' interest in the Collateral.

         Minimum Overcollateralization Percentage: 200%.

         Minimum Portfolio Yield: 4.0%

         Minimum Purchased Loan Balance: $105,000,000.

         Monthly Report: Defined in Section 6.17(a).

         Moody's: Moody's Investors Service, Inc., and any successor thereto.

         Multiemployer Plan: A "multiemployer plan" as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

         Net Worth: The total of stockholder's equity (determined in accordance with GAAP) plus Subordinated Debt, less (i) the total amount of loans to officers, directors, or employees and (ii) the total amount of any intangible assets, including without limitation, deferred charges and goodwill.

         Notes: Defined in Section 2.5(a).

         Obligations: All loans, advances, debts, liabilities and obligations, for monetary amounts owing by the Borrower to the Lenders, the Deal Agent, the Liquidity Agent, or any of their assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of this Agreement, any fee letter (including, without limitation, the Fee Letter and the Backup Servicer and Collateral Custodian Fee Letter) delivered in connection with the transactions contemplated by this Agreement, or any Hedging Agreement, as amended or supplemented from time to time, whether or not evidenced by any separate note, agreement or other instrument. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), Breakage Costs, Hedge Breakage Costs, fees, including, without limitation, any and all arrangement fees, loan fees, facility fees, and any and all other fees, expenses, costs or other sums (including attorney costs) chargeable to the Borrower under any of the Transaction Documents or under any Hedging Agreement.

         Obligor: With respect to any Loan, the Person or Persons obligated to make payments pursuant to such Loan, including any guarantor thereof. For purposes of calculating any of the Concentration Limits, all Loans included in the Collateral or to become part of the Collateral the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such other Obligor, for example, if Corporation A is an Affiliate of Corporation B; and the aggregate Outstanding Loan Balance of all of Corporation A's Loans in the Collateral constitutes 10% of the Aggregate Outstanding Loan Balance and the aggregate Outstanding Loan Balance of all Corporation B's Loans in the Collateral constitute 10% of the Aggregate Outstanding Loan Balance, the Obligor concentration for Corporation A would be 20% and the Obligor concentration for Corporation B would be 20%.

         Officer's Certificate: A certificate signed by any officer of the Borrower or the Servicer, as the case may be, and delivered to the Deal Agent.

         Operating History: With respect to any specified Person, the time since the date of such Person's incorporation or formation that it has continuously operated its business; provided, however, the Operating History of any Person, newly formed as a result of a merger of two or more Persons or as a result of the acquisition of one or more Persons by a newly formed Person ("Merged Parties") shall be based on the weighted average (by relative sales) of the Operating Histories of the Merged Parties (excluding for such purposes, entities that are created only for the purpose of being acquisition entities), for example, if Corporation A with sales of $10 million has an Operating History of four years and Corporation B with sales of $20 million has an Operating History of eight years, merge to form NEWCO, the Operating History of NEWCO will be 6.67 years.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Borrower or the Servicer, as the case may be, and who shall be reasonably acceptable to the Deal Agent.

         Originator: American Capital Strategies, Ltd.

         Outstanding Loan Balance: With respect to any Loan, the then outstanding principal balance thereof.

         Overcollateralization Percentage: As of any date of determination, a fraction expressed as a percentage, the numerator of which is equal to the sum of (i) the Aggregate Purchased Loan Balance as of such date, (ii) the amount on deposit in the Excess Spread Account on such day and (iii) all Principal Collections on deposit in the Principal Collection Account on such day and the denominator of which is equal to the Advances Outstanding on such day.

         Overcollateralization Shortfall: On any day, the positive difference, if any, between the Minimum Overcollateralization Percentage and the Overcollateralization Percentage on such day.

         Payment Date: The tenth (10th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

         Permitted Investments: Any one or more of the following types of investments:

         (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and that have a maturity of not more than 270 days from the date of acquisition;

         (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and that have a maturity of not more than 270 days from the date of acquisition;

         (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated A-1 by S&P and P-1 by Moody's;

         (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;

         (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and,

         (f) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

         Permitted Liens: Liens in favor of the Deal Agent, as agent for the Secured Parties, created pursuant to this Agreement.

         Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

         PIK Loan: A Loan to an Obligor, which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan for some period of the time prior to such Loan requiring the cash payment of interest on a monthly or quarterly basis.

         Portfolio Rate: On any day, with respect to any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to all Interest Collections deposited in the Collection Account for such Collection Period, and the denominator of which is equal to the Advances Outstanding on the last day of such Collection Period.

         Portfolio Yield: On any day, the excess, if any, of (a) the Rolling Three Month Portfolio Rate on such day over (b) the Interest Rate plus the Program Fee on such day.

         Prime Rate: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

         Principal Collection Account: The subaccount of the Collection Account into which all Principal Collections are deposited by the Borrower or by the Servicer on its behalf in accordance with Section 2.10.

         Principal Collections: Any and all amounts received in respect of any principal due and payable under any Loan from or on behalf of Obligors that are deposited into the Principal Collection Account, or received by or on behalf of the Borrower by the Servicer or Originator in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

         Proceeds: With respect to any Collateral, whatever is receivable or received when such Collateral is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral.

         Program Fee: For each Accrual Period and each Advance Outstanding during such Accrual Period, the product of:

                  PFR x P x AD/360

         where

                  PFR      =        the Program Fee Rate;

                  P        =        the principal amount of such Advance on
                                    the first day of such Accrual Period, or if such Advance was first made during such Accrual Period, the principal amount of such Advance on the day such Advance is made; and

                  AD       =        the actual days comprising such Accrual
                                    Period, or if such Advance was first made during such Accrual Period, the actual number of days beginning, on the day such Advance was first made through the end of such Accrual Period.

         Program Fee Rate: Defined in the Fee Letter.

         Pro-Rata Share: With respect to any Investor on any day, the percentage equivalent of a fraction the numerator of which is such Investor's Commitment and the denominator of which is the Facility Amount.

         Purchase Agreement: The Purchase and Sale Agreement dated as of the date hereof, between the Originator and the Borrower, as amended, modified, supplemented or restated from time to time.

         Purchase Date: Defined in the Purchase Agreement.

         Purchased Loan Balance: As of any date of determination and any Loan, the lesser of (i) the Outstanding Loan Balance of such Loan, and (ii) the Fair Market Value of such Loan, net of all amounts in excess of applicable Concentration Limits.

         Qualified Institution: Defined in Section 6.4(d).

         Rating Agency: Each of S&P, Moody's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

         Records: With respect to any Loans, all documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any item of Collateral and the related Obligors, other than the Loan Documents.

         Recoveries: With respect to any Defaulted Loan or Charged-Off Loan, proceeds of the sale of any Related Property, proceeds of any related Insurance Policy, and any other recoveries with respect to such Loan and Related Property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required to be refunded to the Obligor on such Loan.

         Reference Bank: Any bank that furnishes information for purposes of determining the Adjusted Eurodollar Rate.

         Register: Defined in Section 10.1(c).

         Related Property: With respect to a Loan, any property or other assets of the Obligor thereunder pledged as collateral to the Originator to secure the repayment of such Loan.

         Reporting Date: The date that is two (2) Business Days prior to each Payment Date.

         Required Equity Contribution: A capital contribution to the Borrower by the Originator, on or before the Closing Date, in the form of Eligible Loans, Related Property and/or cash having an outstanding principal balance on the Closing Date and at all times prior to the Termination Date of at least $115,000,000.

         Required Equity Shortfall: On any day, the positive difference, if any, between the Required Equity Contribution and $115,000,000 on such day.

         Required Investors: At a particular time, Investors with Commitments in excess of 66 2/3% of the Facility Amount.

         Required Notional Amount: For any day, the product of (i) 75% and (ii) the Advances Outstanding on such day.

         Required Reports: Collectively, the Monthly Report, the Servicer's Certificate and the quarterly financial statement of the Servicer required to be delivered to the Borrower, Deal Agent and the Backup Servicer pursuant to
Section 6.17 hereof.

         Responsible Officer: As to any Person, any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Revolving Period: The period commencing on the Closing Date and ending on the day immediately preceding the Termination Date.

         Rolling Three-Month Charged-Off Ratio: For any day, beginning after the end of the third Collection Period following the Closing Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three
(3) most recent Charged-Off Ratios and the denominator of which is equal to three (3). For any day from the end of the first Collection Period following the Closing Date through the end of the second Collection Period following the Closing Date, the Rolling Three-Month Charged-Off Ratio shall be equal to Charged-Off Ratio calculated for the first Collection Period following the Closing Date and for any day from the end of the second Collection Period following the Closing Date through the end of the third Collection Period following the Closing Date, the Rolling Three-Month Charged-Off Ratio shall be equal to the percentage equivalent of a fraction the numerator of which is equal to the sum of the Charged-Off Ratios for the first two Collection Periods following the Closing Date and the Denominator of which is equal to two (2).

         Rolling Three-Month Default Ratio: For any day, beginning after the end of the third Collection Period following the Closing Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three
(3) most recent Default Ratios and the denominator of which is equal to three
(3). For any day from the end of the first Collection Period following the Closing Date through the end of the second Collection Period following the Closing Date, the Rolling Three-Month Default Ratio shall be equal to Default Ratio calculated for the first Collection Period following the Closing Date; and, for any day from the end of the second Collection Period following the Closing Date through the end of the third Collection Period following the Closing Date, the Rolling Three-Month Default Ratio shall be equal to the percentage equivalent of a fraction the numerator of which is equal to the sum of the Default Ratios for the first two collection Periods following the Closing Date and the denominator of which is equal to two (2).

         Rolling Three-Month Portfolio Rate: For any day, beginning after the end of the third Collection Period following the Closing Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three
(3) most recent Portfolio Rates and the
denominator of which is equal to three (3). For any day from the end of the first Collection Period following the Closing Date through the end of the second Collection Period following the Closing Date, the Rolling Three-Month Portfolio Rate shall be equal to the Portfolio Rate calculated for the first Collection Period following the Closing Date and for any day from the end of the second Collection Period following the Closing Date through the end of the third Collection Period following the Closing Date, the Rolling Three-Month Portfolio Rate shall be equal to the percentage equivalent of a fraction the numerator of which is equal to the sum of the Portfolio Rates for the first two Collection Periods following the Closing Date and the denominator of which is equal to two
(2).

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         Scheduled Payment: On any Determination Date, with respect to any Loan, each monthly payment (whether principal, interest or principal and interest) scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Loan.

         Secured Party: (i) Each Lender and (ii) each Hedge Counterparty that is either a Lender or an Affiliate of a Lender if that Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

         Securitization: A disposition of Loans in one or a series of structured finance securitization transactions.

         Servicer: The Originator, and its permitted successors and assigns.

         Servicer Advance: An advance of Scheduled Payments made by the Servicer pursuant to Section 6.5.

         Servicer Termination Event: Defined in Section 6.25.

         Servicer's Certificate: Defined in Section 6.17(b).

         Servicing Duties: Defined in Section 6.2.

         Servicing Fee: For each Payment Date, an amount equal to the sum of the products, for each day during the related Collection Period, of (i) Aggregate Outstanding Loan Balance as of the preceding Determination Date, (ii) the Servicing Fee Rate, and (iii) a fraction, the numerator of which is 1 and the denominator of which is 360.

         Servicing Fee Rate: A rate equal to 1.0% per annum.

         Servicing Records: All documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Loans and the related Obligors.

         Solvent: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         Structuring Fee: The structuring fee agreed to between the Borrower and the Deal Agent in the Fee Letter.

         Subordinated Debt: Any debt that is subordinated in right of payment to the obligations of the Borrower under this Agreement.

         Successor Servicer: Defined in Section 6.26(a).

         Supplemental Interests: With respect to any Loan, any warrants, equity or other equity interests or interests convertible into or exchangeable for any such interests received by the Originator from the Obligor in connection with such Loan.

         Taxes: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Government Authority.

         Termination Date: The earliest to occur of (a) the date of the occurrence of a Termination Event pursuant to Section 7.1, (b) the date that the Liquidity Purchase Agreement shall cease to be in full force and effect, and (c) the Commitment Termination Date.

         Termination Event: Defined in Section 7.1.

         Termination Notice: Defined in Section 6.25.

         Transaction Documents: This Agreement, the Purchase Agreement, the Liquidity Purchase Agreement, all Hedging Agreements, the Pledge and Security Agreement, Release and Extinguishment of Rights in Certain Collateral, the Bailee Letter, and any additional document, letter, fee letter, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

         Transferred Loans: Each Loan that is acquired by the Borrower under the Purchase Agreement and all Loans received by the Borrower in respect of the Required Equity Contribution.

         Transition Costs: The reasonable costs and expenses incurred by the Backup Servicer in transitioning to Servicer; provided, however, in no event shall such Transition Costs exceed $50,000.00 in the aggregate.

         UCC: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         United States: The United States of America.

         Unmatured Termination Event: An event that, with the giving of notice or lapse of time, or both, would become a Termination Event.

         Unreimbursed Servicer Advances: At any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.8(a)(ii) and that the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Loan.

         Warranty Event: Occurs as to any Loan included as part of the Collateral, if any representation or warranty relating to such Loan was not true and correct in any material respect when made and such breach is not cured within the relevant cure period.

         Section 1.2 Other Terms.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         Section 1.3 Computation of Time Periods.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         Section 1.4 Interpretation.

         In each Transaction Document, unless a contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Document;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.


                                   ARTICLE II

                                    ADVANCES

         Section 2.1 Advances.

         (a) On the terms and conditions hereinafter set forth, the Borrower may, at its option, from time to time on any Business Day during the Revolving Period, at its option, request that the Lenders make advances (each, an "Advance") to it in an amount which, at any time, shall not exceed the Availability in effect on the related Funding Date. Following receipt by the Deal Agent of a Funding Request, the Deal Agent shall first decide whether the Advance will be made by VFCC or by First Union. If the Deal Agent decides that VFCC will make the Advance, it shall ask VFCC to make the Advance and VFCC may from time to time during the Revolving Period, in its sole discretion, agree or decline to make the Advance. The Deal Agent shall promptly notify the Liquidity Agent and the Investors in writing of any declination by VFCC to make an Advance. If VFCC declines to make an Advance, then the Investors shall fund such Advance. If the Deal Agent decides that First Union will make the Advance, it shall ask First

Union to make the Advance, and First Union subject to the conditions described in Section 2.5, shall from time to time during the Revolving Period make the Advance. Under no circumstances shall any Investor make any Advance on any Funding Date in excess of the lesser of (i) such Investor's Pro-Rata Share of the portion of the Advance not funded by VFCC, and the amount by which such Investor's Commitment exceeds the aggregate outstanding principal amount of Advances made by such Investor prior to such Funding Date.

         (b) The Borrower may, within 60 days, but no later than 45 days, prior to the then Commitment Termination Date, by written notice to the Deal Agent, make written requests for VFCC, First Union and the Investors to extend the Commitment Termination Date for an additional revolving period of 364 days. The Deal Agent will give prompt notice to VFCC, First Union and each of the Investors of its receipt of such request for extension of the Commitment Termination Date. VFCC, First Union and each Investor shall make a determination, in their sole discretion and after a full credit review, not less than fifteen (15) days prior to the then applicable Commitment Termination Date as to whether or not they will agree to extend the Commitment Termination Date; provided, however, that the failure of VFCC, First Union or any Investor to make a timely response to the Borrower's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by VFCC, First Union or the Investor, as the case may be, to extend the Commitment Termination Date. The Commitment Termination Date shall only be extended upon the consent of (i) VFCC,
(ii) First Union, and (iii) 100% of the Investors.

         Section 2.2 Procedures for Advances.

         (a) In the case of the making of any Advance, the repayment of any Advance, or any termination, increase or reduction of the Facility Amount and Prepayments of Advances, the Borrower shall give the Deal Agent a Borrower Notice. Each Borrower Notice shall specify the amount (subject to Section 2.1 hereof) of Advances to be borrowed or repaid and the Funding Date or repayment date (which, in all cases, shall be a Business Day).

         (b) Subject to the conditions described in Section 2.1, the Borrower may request an Advance from the Lenders by delivering to the Deal Agent at certain times the information and documents set forth in this Section 2.2.

         (c) No later than 10:00 a.m. (New York City time) three (3) Business Days prior to the proposed Funding Date, the Borrower shall notify (I) the Collateral Custodian by delivery to the Collateral Custodian of written notice of such Proposed Funding Date, and (ii) the Deal Agent by delivery to the Deal Agent of a credit report and transaction summary for each Loan that is the subject of the proposed Advance setting forth the credit underwriting by the Originator of such Loan, including without limitation a description of the Obligor and the proposed loan transaction in the form of Exhibit S hereto. By 5:00 p.m. (New York City time) on the next Business Day, the Deal Agent shall use its best efforts to confirm to the Borrower the receipt of such items and whether it has reviewed such items and found them to be complete and in proper form. If the Deal Agent makes a determination that the items are incomplete or not in proper form, it will communicate such determination to the Borrower. Failure by the Deal Agent to respond to the Borrower by 5:00 on the day such Funding Request is delivered by the Borrower shall constitute an implied determination that the items are incomplete or not in proper form. The Borrower will take such steps requested by the Deal Agent to correct the problem(s). In the event of a delay in the actual Funding Date due to the need to correct any such problems, Funding Date shall be two (2) Business Days after the day on which the Deal Agent confirms to the Borrower that the problems have been corrected.

         (d) No later than 12:00 a.m. (New York City time) on the proposed Funding Date, the Deal Agent and the Collateral Custodian, as applicable, shall receive the following:

         (i) a Funding Request meeting the requirements set forth in Section 2.2(e) below;

         (ii) a wire disbursement and authorization form shall be delivered to the Deal Agent; and

         (iii) a certification substantially in the form of Exhibit I from outside counsel to the Borrower concerning the Collateral Custodian's receipt of certain documentation relating to the funding of Eligible Loan(s) related to such Advance shall be delivered to the Deal Agent and the Collateral Custodian.

         (e) Each Funding Request shall specify the aggregate amount of the requested Advance, which shall be in an amount equal to at least (i) $5,000,000 in the case of the initial Advance and (ii) $500,000 in the case of any subsequent Advance. Each Funding Request shall be accompanied by (i) a Borrower Notice, depicting the outstanding amount of Advances under this Agreement and representing that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance does not on the Funding Date exceed the Availability, (ii) a calculation of the Borrowing Base as of the date the Advance is requested, and (iii) an updated Loan List including each Loan that is subject to the requested Advance. Any Funding Request shall be irrevocable.

         (f) On the Funding Date following the satisfaction of the applicable conditions set forth in this Section 2.2 and Article III, the Deal Agent, on behalf of VFCC, the Liquidity Agent (based on the receipt of funds from the Investors) or First Union, shall make available to the Borrower or its designee in same day funds, at the account specified in the Funding Request, the principal amount of such Advance.

         Section 2.3 Optional Changes in Facility Amount; Prepayments.

         (a) The Borrower shall be entitled at its option, at any time prior to the occurrence of a Termination Event, to reduce the Facility Amount in whole or in part; provided that the Borrower shall give prior written notice of such reduction to the Deal Agent as provided in paragraph (b) of this Section 2.3 and that any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 or integral multiples thereof to a minimum of $500,000. Any request for a reduction or termination pursuant to this Section
2.3 shall be irrevocable.

         (b) From time to time during the Revolving Period the Borrower may prepay any portion or all of the Advances Outstanding, other than with respect to prepayments of Advances Outstanding to be made by the Borrower to reduce Advances Outstanding to an amount equal to the Borrowing Base, by delivering to the Deal Agent a Borrower Notice at least two (2) Business Days prior to the date of such prepayment (or such later time as the Deal Agent, in its sole and unreviewable discretion may agree), specifying the date and amount of the prepayment and certifying that, following such prepayment, the Borrower will be in compliance with the terms of this Agreement; provided, that no such reduction shall be given effect unless all conditions precedent thereto have been satisfied and the Borrower has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such prepayment of the Advances Outstanding, and the Borrower has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination. If any Borrower Notice is given, the amount specified in such Borrower Notice shall be due and payable on the date specified therein, together with accrued Interest to the payment date on the amount prepaid and any Breakage Costs (including Hedge Breakage Costs) related thereto. Any partial prepayment by the Borrower of Advances hereunder, other than with respect to prepayments of Advances Outstanding to be made by the Borrower to reduce Advances Outstanding to an amount equal to the Borrowing Base, shall be in a minimum amount of $1,000,000 with integral multiples of $100,000. Any amount so prepaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Borrower Notice relating to any prepayment shall be irrevocable.

         Section 2.4 Sources and Designation of Advances.

         For purposes of this Agreement, Advances made by First Union shall be designated as "FUNB Advances." VFCC and the Investors hereby agree that if the Deal Agent decides that First Union will fund Advances on a Funding Date, VFCC or the Investors shall acquire such Advances from First Union or repay such Advances not later than one (1) Business Day after such Funding Date. For purposes of this Agreement, any Advances made, acquired or repaid by VFCC shall be designated as "VFCC Advances" and any Advances made by the Liquidity Agent on behalf of the Investors following a decision by VFCC not to fund certain Advances shall be designated as "Investor Advances." At all times, the aggregate outstanding amount of FUNB Advances, VFCC Advances and Investor Advances shall not exceed the Facility Amount.

         Section 2.5 The Notes.

         (a) The Advances made by the Lenders hereunder shall be evidenced by a duly executed promissory note of the Borrower payable to each applicable lender in substantially the form of Exhibit B-1 hereto in the case of FUNB Advances (the "FUNB Note"), Exhibit B-2 hereto in the case of VFCC Advances (the "VFCC Note"), and Exhibit B-3 hereto in the case of Investor Advances (the "Investor Note" and together with the FUNB Note and the VFCC Note, the "Notes"). The Notes shall be dated the Closing Date and shall be in a maximum principal amount equal to (i) $100,000,000 in the case of the VFCC Note,
(ii) $100,000,000 in the case of the Investor Note, and (iii) $10,000,000 in the case of the FUNB Note, and shall otherwise be duly completed; provided, however, that anything herein to the contrary notwithstanding, the indebtedness of the Borrower evidenced by the Notes shall not in the aggregate exceed the Facility Amount. The initial term of the Note will be a twenty-four (24) month revolving period.

         (b) The Deal Agent is hereby authorized to enter on a schedule attached to the Notes notations (which may be computer generated) with respect to each Advance made by each Lender hereunder: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Deal Agent to make any such notation on the schedule attached to the Notes shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.

         Section 2.6 Principal Repayments.

         (a) Unless sooner prepaid pursuant to Section 2.3(b), the Advances Outstanding shall be repaid in full on the date that occurs twenty-four (24) months following the Termination Date. In addition, Advances Outstanding shall be repaid as and when necessary to cause (i) the Advances Outstanding not to exceed the Borrowing Base and (ii) the Overcollateralization Percentage to equal or exceed on each day the Minimum Overcollateralization Percentage, and any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period.

         (b) All repayments of any Advance or any portion thereof shall be made together with payment of (i) all Interest accrued and unpaid on the amount repaid to (but excluding) the date of such repayment, (ii) any and all Breakage Costs, and (iii) all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement.

         Section 2.7 Interest Payments.

         (a) Interest shall accrue on each Advance during each Accrual Period at the applicable Interest Rate. The Borrower shall pay Interest on the unpaid principal amount of each Advance for the period commencing on and including the Funding Date of such Advance until but excluding the date that such Advance shall be paid in full. Interest shall accrue during each Accrual Period and be payable on the Advances Outstanding on each Payment Date, unless earlier paid pursuant to (i) a prepayment in accordance with Section 2.3 or (ii) a repayment in accordance with Section 2.6.

         (b) The Deal Agent shall determine the Interest (including unpaid Interest, if any due and payable on a prior Payment Date) to be paid on each Payment Date for the Accrual Period and shall advise the Servicer on behalf of the Borrower thereof three (3) Business Days prior to each Payment Date. Failure to set aside any amount so accrued shall not relieve the Borrower or the Servicer on behalf of the Borrower of its obligation to remit or cause the Servicer to remit Collections to the Deal Agent with respect to such accrued amount as and to the extent provided in Section 2.8(a)(vi).

         (c) Anything in this Agreement or the other Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement and the Transaction Documents exceeds the highest rate of interest permissible under Applicable Law (the "Maximum Lawful Rate"), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement and the Transaction Documents shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Agreement and the Transaction Documents is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and the Transaction Documents at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had Applicable Law not limited the interest rate payable under this Agreement and the Transaction Documents. In no event shall the total interest received by a Lender under this Agreement and the Transaction Documents exceed the amount that such Lender could lawfully have received, had the interest due under this Agreement and the Transaction Documents been calculated since the Closing Date at the Maximum Lawful Rate.

         Section 2.8 Settlement Procedures.

         (a) On each Payment Date, the Servicer on behalf of the Borrower shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds, (ii) Servicer Advances, and (iii) amounts received in respect of any Hedge Agreement during such Collection Period (the sum of such amounts described in clauses (i), (ii) and (iii) being the "Available Collections") the following amounts in the following order of priority:

                  (i) FIRST, to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to its accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

                  (iv) FOURTH, to the extent not paid by the Servicer, to the Backup Servicer, in amount equal to any accrued and unpaid currently due Backup Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid by the Servicer, to the Collateral Custodian in an amount equal to any accrued and unpaid currently due Collateral Custodian Fee, for the payment thereof;

                  (vi) SIXTH, to the Deal Agent for the ratable payment to each Lender, in an amount equal to any accrued and unpaid Interest (including any adjustments required due to the Deal Agent's estimate of the Cost of Funds Adjustment) and Breakage Costs;

                  (vii) SEVENTH, to the Deal Agent for the ratable payment to each Lender, in an amount equal to any accrued and unpaid Program Fee and Facility Fee for such Payment Date;

                  (viii) EIGHTH, to the Deal Agent, in the amount of unpaid Increased Costs and/or Taxes (if any), for payment to the Lenders in respect thereof;

                  (ix) NINTH, if on any Business Day during the Revolving Period the Advances Outstanding shall exceed the lesser of (i) the Borrowing Base or (ii) the Facility Amount, then the Borrower shall remit to the Deal Agent a payment in such amount as may be necessary to reduce the Advances Outstanding to an amount less than or equal to the lesser of
         (i) the Borrowing Base or (ii) the Facility Amount.

                  (x) TENTH, to the Deal Agent, all other amounts (other than Advances Outstanding) then due under this Agreement to the Deal Agent, the Lenders, the Affected Parties or Indemnified Parties;

                  (xi) ELEVENTH, to the extent not paid by the Servicer, to the Backup Servicer, to the Collateral Custodian, and to any Successor Servicer, as applicable, in an amount equal to any accrued and unpaid Transition Costs, Backup Servicer Expenses, Collateral Custodian Expenses and Market Servicing Fee Differential, for the payment thereof;

                  (xii) TWELFTH, if such Payment Date occurs during the Revolving Period, to the extent that funds are available, any remaining amounts may be reinvested in Eligible Loans;

                  (xiii) THIRTEENTH, (A) if such Payment Date occurs during the Revolving Period, first to the Excess Spread Account, in an amount necessary to cure any shortfall in the Required Equity Shortfall and any Overcollateralization Shortfall, second, all remaining amounts of Available Collections to the Borrower; and (B) if such Payment Date occurs during the Amortization Period, first to the Deal Agent for the ratable payment to each Lender, in an amount to reduce Advances Outstanding to zero and to pay in full the Obligations, second any remaining amounts of Available Collections to the Borrower.

         Section 2.9 Security Interest.

         As collateral security for the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations, the Borrower hereby assigns, pledges and grants to the Deal Agent, as agent for the Secured Parties, a lien on and security interest in all of the Borrower's right, title and interest in, to and under (but none of its obligations under) the Collateral, whether now existing or owned or hereafter arising or acquired by the Borrower, and wherever located. The assignment under this Section 2.9 does not constitute and is not intended to result in a creation or an assumption by the Deal Agent, the Liquidity Agent or any of the Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding,
(a) the Borrower shall remain liable under the Loans to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Deal Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral, and (c) none of the Deal Agent, the Liquidity Agent or any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Deal Agent, the Liquidity Agent or any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.10 Collections and Allocations.

         (a) The Borrower or the Servicer on behalf of the Borrower shall promptly (but in no event later than two (2) Business Days after the receipt thereof) identify any Collections received by it as being an account of Interest Collections or Principal Collections and deposit all such Interest Collections or Principal Collections received directly by it into the Collection Account and corresponding Interest Collection Account or Principal Collection Account. The Servicer on behalf of the Borrower shall make such deposits or payments on the date indicated by wire transfer, in immediately available funds.

         (b) Except as otherwise provided in Section 6.4(f), until the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the Collection Account and/or the Excess Spread Account, all amounts shall be invested in Permitted Investments selected by the Servicer on behalf of the Borrower that mature no later than the next Business Day; from and after the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the Collection Account and/or the Excess Spread Account, all amounts may be invested in Permitted Investments selected by the Deal Agent that mature no later than the next Business Day. Any earnings (and losses) thereon shall be for the account of the Servicer on behalf of the Borrower.

         Section 2.11 Payments, Computations, Etc.

         (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer on behalf of the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 10:00 a.m. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the Maximum Lawful Rate. All computations of interest and all computations of the Interest Rate and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be.

         (c) All payments hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement (after withholding for or on account of any Taxes). Promptly following the Collection Date, the Deal Agent shall mark the Notes "Paid" and return them to the Borrower.

         Section 2.12 Breakage Costs.

         The Borrower shall pay to the Deal Agent for the account of each Lender, upon the request of the Liquidity Agent or Deal Agent, such amount or amounts as shall compensate the Lenders for any loss, cost or expense incurred by the Lenders (as reasonably determined by the Liquidity Agent or Deal Agent) as a result of any prepayment of an Advance (and interest thereon) (the "Breakage Costs"). The determination by any Lender of the amount of any such loss or expense shall be set forth in a written notice to the Borrower and shall be conclusive absent manifest error.

         Section 2.13 Fees.

         (a) The Borrower shall pay to the Deal Agent from the Collection Account on each Payment Date, monthly in arrears in accordance with Section 2.8(a)(vii), the Program Fee and Facility Fee.

         (b) The Borrower shall pay to the Servicer from the Collection Account on each Payment Date, monthly in arrears in accordance with Section 2.8(a)(iii), the Servicing Fee.

         (c) The Backup Servicer shall be entitled to receive from the Collection Account on each Payment Date, monthly in arrears in accordance with
Section 2.8(a)(iv), the Backup Servicing Fee.

         (d) The Collateral Custodian shall be entitled to receive from the Collection Account on each Payment Date, monthly in arrears in accordance with
Section 2.8(a)(v), the Collateral Custodian Fee.

         (e) The Borrower shall pay to the Deal Agent, on the Closing Date, the Structuring Fee (net of any amounts previously paid) in immediately available funds.

         (f) The Borrower shall pay to Moore & Van Allen, PLLC, as counsel to the Deal Agent, on the Closing Date, in accordance with Section 11.9, (i) its estimated legal fees and out-of-pocket expenses as of such date, and (ii) all additional reasonable fees and out-of-pocket expenses of Moore & Van Allen, PLLC within thirty (30) days Business Days after receiving an invoice for such amounts; provided, however, all such fees shall be broken down by time and hourly rates and not value billed.

         Section 2.14 Increased Costs; Capital Adequacy; Illegality.

         (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by a Lender or any Affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to an Advance hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Federal Reserve Board, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting an Advance or a Lender's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

         (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

         (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this Section 2.14, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any such amounts paid by it.

         (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall calculate in reasonable detail any such charges and shall be conclusive absent demonstrable error.

         (e) If a Lender shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Borrower, whereupon all Advances in respect of which Interest accrues at the LIBOR Rate shall immediately be converted into Advances in respect of which Interest accrues at the Base Rate.

         Section 2.15 Taxes.

         (a) All payments made by the Borrower in respect of any Advance and all payments made by the Borrower under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to each Lender or the Deal Agent (as the case may be) will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to, and the term "Additional Amount" shall be deemed not to include net income or franchise taxes imposed on a Lender or the Deal Agent, respectively, with respect to payments required to be made by the Borrower or Servicer on behalf of the Borrower under this Agreement, by a taxing jurisdiction in which such Lender or Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be). If a Lender or the Deal Agent pays any Taxes in respect of which the Borrower is obligated to pay Additional Amounts under this Section 2.15(a), the Borrower shall promptly reimburse such Lender or Deal Agent in full.

         (b) The Borrower will indemnify each Lender and the Deal Agent for the full amount of Taxes in respect of which the Borrower is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that such Lender or the Deal Agent, as appropriate, making a demand for indemnity payment, shall provide the Borrower, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a Responsible Officer of such Lender or the Deal Agent stating or otherwise evidencing that such Lender or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Lender or the Deal Agent (as the case may be) makes written demand therefor.

         (c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

         (d) If a Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender shall, to the extent that it may then do so under Applicable Laws, deliver to the Borrower with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender hereof two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of IRS Form W-8EC1 or Form W-8BEN (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws), as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.15(d), two copies (or such other number as may from time to time be prescribed by Applicable Laws) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Laws to permit the Borrower to make payments hereunder for the account of such Lender, without deduction or withholding of United States federal income or similar Taxes.

         (e) For any period with respect to which a Lender or the Deal Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes.

         (f) Within 30 days of the written request of the Borrower therefor, the Deal Agent and the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents that can be furnished consistent with the facts and that are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that the Deal Agent and the Lender shall not be required to deliver such certificates forms or other documents if in their respective sole discretion it is determined that the delivery of such certificate, form or other document would have a material adverse effect on the Deal Agent or Lender and provided further, however, that the Borrower shall reimburse the Deal Agent or Lender for any reasonable expenses incurred in the delivery of such certificate, form or other document.

         (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

         Section 2.16 Assignment of the Purchase Agreement.

         The Borrower hereby represents, warrants and confirms to the Deal Agent that the Borrower has assigned to the Deal Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower's right and title to and interest in the Purchase Agreement. The Borrower confirms that following a Termination Event the Deal Agent shall have the sole right to enforce the Borrower's rights and remedies under the Purchase Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Deal Agent, the Secured Parties or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement. The Borrower further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided, however, that the rights of the Deal Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the Termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.


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

                                   ARTICLE III

                   CLOSING; CONDITIONS OF CLOSING AND ADVANCES

         Section 3.1 Conditions to Closing and Initial Advances.

         No Lender shall be obligated to make any Advance hereunder on the occasion of the initial Advance, nor shall any Lender, the Deal Agent, the Liquidity Agent, the Backup Servicer or the Collateral Custodian be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Deal Agent:

         (a) This Agreement and all other Transaction Documents or counterparts hereof or thereof shall have been duly executed by, and delivered to, the parties hereto and thereto and the Deal Agent shall have received such other documents, instruments, agreements and legal opinions as the Deal Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, attached hereto as
Schedule I, as due on the Closing Date, each in form and substance satisfactory to the Deal Agent.

         (b) The Deal Agent shall have received (i) satisfactory evidence that the Borrower and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Borrower and the Servicer in form and substance satisfactory to the Deal Agent affirming that no such consents or approvals are required.

         (c) The Borrower and the Servicer shall each be in compliance in all material respects with all Applicable Laws.

         (d) The Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter to be paid as of such date, and shall have reimbursed each Lender and the Deal Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the legal and other document preparation costs incurred by any Lender and/or the Deal Agent.

         Section 3.2 Conditions Precedent to All Advances.

         Each Advance (including the Initial Advance) and each reinvestment of Available Collections made pursuant to Section 2.8(a)(xii) shall be subject to the further conditions precedent that:


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

         (a) On the related Funding Date or date of reinvestment, the Borrower or the Servicer, as the case may be, shall have certified in the related Borrower Notice that:

                  (i) The representations and warranties set forth in Sections 4.1, 4.2 and 6.8 are true and correct on and as of such date, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, that constitutes an Termination Event;

                  (iii) Such Person is in material compliance with each of its covenants set forth herein; and

                  (iv) No event has occurred that constitutes a Servicer Termination Event;

         (b) (i) With respect to the initial Funding Date, the Deal Agent shall have received all Transaction Documents listed on the Schedule of Documents, attached hereto as Schedule I, as due on the initial Funding Date, or counterparts thereof, each of which has been duly executed by, and delivered to, the parties hereto and each shall be in form and substance satisfactory to the Deal Agent and (ii) on any date on which Principal Collections are reinvested pursuant to Section 2.8(a)(xii), the Deal Agent shall have received a certification in the form of Exhibit N;

         (c) The Termination Date shall not have occurred;

         (d) Before and after giving effect to such borrowing and to the application of proceeds therefrom, Advances Outstanding do not exceed the Borrowing Base, as calculated on such date:

         (e) Each Loan submitted by the Borrower for funding on the related Funding Date or date of reinvestment of Collections pursuant to Section 2.8(a)(xii) is an Eligible Loan;

         (f) No claim has been asserted or proceeding commenced challenging enforceability or validity of any of the Loan Documents, excluding any instruments, certificates or other documents relating to Loans that were the subject of prior Advances;

         (g) There shall have been no Material Adverse Change since the preceding Advance; and

         (h) The Servicer and Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents, and instruments to the Lender and the Deal Agent as each may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Representations and Warranties of the Borrower.

         The Borrower represents and warrants as follows:

         (a) Organization and Good Standing. The Borrower is a Delaware business trust duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full trust power, authority and legal right to own or lease its properties and conduct its business as such business is presently conducted.

         (b) Due Qualification. The Borrower is duly qualified to do business and is in good standing as a business trust, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which the nature of its business requires it to be so qualified.

         (c) Due Authorization. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party and the consummation of the transactions provided for herein and therein have been duly authorized by the Borrower by all necessary trust action on the part of the Borrower.

         (d) No Conflict. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance by the Borrower of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, the Borrower's trust agreement or any Contractual Obligation of the Borrower.

         (e) No Violation. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Applicable Law.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which the Borrower is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Borrower of this Agreement and any Transaction Document to which the Borrower is a party, have been obtained.

         (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by Borrower.

         (i) Solvency. The transactions contemplated under this Agreement and each Transaction Document to which the Borrower is a party do not and will not render the Borrower not Solvent.

         (j) Selection Procedures. No procedures believed by the Borrower to be materially adverse to the interests of the Secured Parties were utilized by the Borrower in identifying and/or selecting the Loans that are part of the Collateral.

         (k) Taxes. The Borrower has filed or caused to be filed all Tax returns required to be filed by it. The Borrower has paid all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Borrower's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

         (l) Agreements Enforceable. This Agreement and each Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (m) No Liens. The Collateral is owned by the Borrower free and clear of any Adverse Claim except for Permitted Liens as provided herein, and the Deal Agent, as agent for the Secured Parties, has a valid and perfected first priority security interest in the Collateral then existing or thereafter arising, free and clear of any Adverse Claim except for Permitted Liens. No effective financing statement or other instrument similar in effect covering any Collateral is on file in any recording office except such as may be filed in favor of the Deal Agent relating to this Agreement or reflecting the transfer of the Collateral from the Originator to the Borrower.

         (n) Reports Accurate. All Monthly Reports (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Deal Agent or a Lender in connection with this Agreement are true, complete and accurate.

         (o) Location of Offices. The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records is located at the address of the Borrower referred to in Section 11.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.1(m) shall have been satisfied).

         (p) Tradenames. Except as described in Schedule III, the Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

         (q) Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower acquires Collateral (other than the Hedge Collateral).

         (r) Value Given. The Borrower gave reasonably equivalent value to the Originator in consideration for the transfer to the Borrower of the Loans under the Purchase Agreement, no such transfer was made for or on account of an antecedent debt owed by the Originator to the Borrower, and no such transfer is voidable or subject to avoidance under any Insolvency Law.

         (s) Special Purpose Entity. The trust agreement of the Borrower includes substantially the provisions set forth on Exhibit C hereto.

         (t) Accounting. The Borrower accounts for the transfers to it from the Originator of interests in the Loans under the Purchase Agreement as sales of such Loans in its books, records and financial statements, in each case consistent with GAAP.

         (u) Separate Entity. The Borrower is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Borrower), and the Borrower hereby acknowledges that the Deal Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

         (v) Security Interest. The Borrower has granted a security interest (as defined in the UCC) to the Deal Agent, as agent for the Secured Parties, in the Collateral, which is enforceable in accordance with Applicable Law. The Deal Agent as secured parties, has a first priority perfected security interest in the Collateral. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Deal Agent as agent for the Secured Parties, in the Collateral have been made.

         (w) Investments. Except for Supplemental Interests or Supplemental Interests that convert into an equity interest in any Person, the Borrower does not own or hold directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

         (x) Business. Since its formation, the Borrower has conducted no business other than the purchase and receipt of Loans and Related Property from the Originator under the Purchase Agreement, the borrowing of funds under this Agreement and such other activities as are incidental to the foregoing.

         (y) ERISA. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the Pension Benefit Guaranty Corporation under ERISA.

         (z) No Broker. No broker or finder acting on behalf of the Borrower was employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and the Borrower has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (aa) Investment Company Act.

                  (i) The Borrower represents and warrants that the Borrower is exempt and will remain exempt from registration as an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), until it receives the Order Approval.

                  (ii) The Borrower represents and warrants that, if the Borrower operates in such a manner as to be an "investment company" within the meaning of the 1940 Act after receiving the Order Approval, the Borrower will register as an investment company under the 1940 Act immediately upon being required to do so under the 1940 Act and will conduct its business and other activities in compliance with the provisions of the 1940 Act and any rules, regulations or orders issued by the SEC thereunder.

                  (iii) The business and other activities of the Borrower, including but not limited to, the making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Transaction Documents to which the Borrower is a party do not now and will not at any time result in any violations, with respect to the Borrower, of the provisions of the 1940 Act or any rules, regulations or orders issued by the SEC thereunder.

         (bb) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct.

         (cc) Government Regulations. The Borrower is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Borrower owns no Margin Stock, and no portion of the proceeds of any Advance hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Federal Reserve

Board. The Borrower will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (dd) Supplemental Interests. The Supplemental Interests are not Margin Stock.

         Section 4.2 Representations and Warranties of the Borrower Relating to
                     the Agreement and the Loans.

         The Borrower hereby represents and warrants to the Deal Agent, each Secured Party, the Liquidity Agent and each Investor that, as of the Closing Date and as of each Funding Date:

         (a) Security Interest. This Agreement constitutes a grant of a security interest by the Borrower in all Collateral to the Deal Agent as agent for the Secured Parties. The Deal Agent as agent for the Secured Parties has a first priority perfected security interest in the Collateral. Neither the Borrower nor any Person claiming through or under the Borrower shall have any claim to or interest in the Collection Account or Excess Spread Account, except for the interest of the Borrower in such property as a debtor for purposes of the UCC.

         (b) Eligibility of Loans. As of the Closing Date, (i) the Loan List and the information contained in the Borrower Notice delivered pursuant to Sections
2.1 and 2.2 is an accurate and complete listing in all material respects of all the Loans that are part of the Collateral as of the Closing Date, and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true and correct in all material respects as of such date, (ii) each such Loan is an Eligible Loan, (iii) each such Loan and the Related Property is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws and (iv) with respect to each such Loan, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the transfer of an interest in such Loan and the Related Property to the Deal Agent, as agent for the Secured Parties, have been duly obtained, effected or given and are in full force and effect. On each Funding Date, the Borrower shall be deemed to represent and warrant that (i) any additional Loan referenced on the related Borrower Notice delivered pursuant to Sections 2.1 and 2.2 is an Eligible Loan,
(ii) each such Loan and the related Property is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws, (iii) with respect to each such Loan, all consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the addition of such Loan and the Related Property to the Collateral have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Loan transferred on such day as if made on such day.

                                    ARTICLE V

                        GENERAL COVENANTS OF THE BORROWER

         Section 5.1 Covenants of the Borrower.

         The Borrower hereby covenants that:

         (a) Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Loans in the Collateral and any Related Property.

         (b) Preservation of Corporate Existence. The Borrower will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Security Interests. Except as contemplated in this Agreement, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan or Related Property that is part of the Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the Deal Agent of the existence of any Lien on any Loan or Related Property that is part of the Collateral and the Borrower shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under any Loan and the Related Property that is part of the Collateral, against all claims of third parties; provided, however, that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any Loan or any Related Property that is part of the Collateral.

         (d) Delivery of Collections. The Borrower agrees to cause the delivery to the Servicer promptly (but in no event later than two (2) Business Days after receipt) all Collections (including any Deemed Collections) received by Borrower in respect of the Loans that are part of the Collateral.

         (e) Activities of Borrower. The Borrower shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, Loan or other undertaking, which is not incidental to the transactions contemplated and authorized by this Agreement or the Purchase Agreement.

         (f) Indebtedness. The Borrower shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, under any Hedging Agreement required by Section 5.3(a), or the Purchase Agreement, or (ii) liabilities incident to the maintenance of its existence in good standing.

         (g) Guarantees. The Borrower shall not become or remain liable, directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

         (h) Investments. The Borrower shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Loans and Supplemental Interests pursuant to the Purchase Agreement, or for investments in Permitted Investments in accordance with the terms of this Agreement.

         (i) Merger; Sales. The Borrower shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, Loan or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

         (j) Distributions. The Borrower may not declare or pay or make, directly or indirectly, any distribution (whether in cash or other property) with respect to the assets of the Borrower or any Person's interest therein (collectively, a "Distribution"); provided, however, if no Termination Event has occurred or will occur as a result thereof, the Borrower may make Distributions.

         (k) Agreements. The Borrower shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, Loan or other undertaking, except this Agreement, the Purchase Agreement and any Hedging Agreement or amend or modify the provisions of its trust agreement, without the consent of the Deal Agent, or issue any power of attorney except to the Deal Agent or the Servicer.

         (l)      Separate Existence.  The Borrower shall:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Borrower will not be diverted to any other Person or for other than corporate uses of the Borrower.

                  (ii) Ensure that, to the extent that it shares the same persons as trustees or other employees as any of its Affiliates, the salaries of and the expenses related to providing benefits to such trustees or employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                  (iii) Ensure that, to the extent that it jointly contracts with any of its Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Borrower contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Borrower and any of its Affiliates shall be only on an arm's length basis.

                  (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Borrower and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                  (v) Conduct its affairs strictly in accordance with its trust agreement and observe all necessary, appropriate and customary legal formalities, including, but not limited to, holding all regular and special trustee meetings appropriate to authorize all trust action, keeping separate and accurate records of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and transaction accounts.

                  (vi) Take or refrain from taking, as applicable, each of the activities specified in the "non-substantive consolidation" opinion of Arnold & Porter delivered on the Closing Date, upon which the conclusions expressed therein are based.

         (m) Change of Name or Location of Borrower: Records. The Borrower (x) shall not change its name or move the location of its principal executive office, without 30 days' prior written notice to the Deal Agent and (y) shall not move, or consent to the Servicer or Collateral Custodian moving the Loan Documents without 30 days' prior written notice to the Deal Agent and (z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Secured Parties (except for Permitted Liens) in all Collateral including delivery of an Opinion of Counsel.

         (n) ERISA Matters. The Borrower will not (a) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

         (o) Originator Collateral. With respect to each item of Collateral acquired by the Borrower, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Collateral, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) naming the Originator as seller/debtor and the Borrower as purchaser/creditor in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, including, without limitation, Assignments of Mortgage, and (iii) take all additional action that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.

         (p) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Purchase Agreement and any Hedging Agreements and (ii) other transactions (including, without limitation, transactions related to the use of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the "non-consolidation" legal opinion letter issued by the Arnold & Porter and delivered to the Deal Agent as a condition to the initial Advance, as such assumptions may be modified in any subsequent opinion letters delivered to the Deal Agent pursuant to
Section 3.2 or otherwise. It is understood that any compensation arrangement for any trustee shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the trustees of the Borrower in accordance with the Borrower's trust agreement.

         (q) Change in the Transaction Documents. The Borrower will not amend, modify, waive or terminate any terms or conditions of any of the Transaction Documents to which it is a party, without the prior written consent of Deal Agent.

         (r) Credit and Collection Policy. The Borrower will (a) comply in all material respects with the Credit and Collection Policy in regard to each Loan and the Related Property included in the Collateral, and (b) furnish to the Deal Agent, prior to its effective date, prompt notice of any changes in the Credit and Collection Policy. The Borrower will not agree to or otherwise permit any changes in the Credit and Collection Policy, which change would impair the collectibility of any Loan included in the Collateral or otherwise adversely affect the interests or remedies of the Deal Agent or the Secured Parties under this Agreement or any other Transaction Document.

         (s) Termination Events. The Borrower will furnish to the Deal Agent, as soon as possible and in any event within three (3) Business Days after the occurrence of each

Termination Event and each Unmatured Termination Event, a written statement setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.

         (t) Extension or Amendment of Loans. The Borrower will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify, or permit the Servicer on its behalf to extend, amend or otherwise modify, the terms of any Loan.

         (u) Other. The Borrower will furnish to the Deal Agent such other information, documents, records or reports respecting the Loans or the condition or operations, financial or otherwise, of the Borrower or Originator as the Deal Agent may from time to time reasonably request in order to protect the interests of the Deal Agent or the Secured Parties under or as contemplated by this Agreement.

         (v) Year 2000 Compatibility. The Borrower shall take all action necessary to assure that, prior to January 1, 2000, the Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Deal Agent, the Borrower shall provide assurance acceptable to the Deal Agent of the Borrower's Year 2000 compatibility.

         (w) Notices Under the Purchase Agreement. The Borrower will promptly, but in no event later than two (2) Business Days after its receipt, furnish to the Deal Agent copies of any and all notices, certificates, documents, or reports delivered to it by the Originator under the Purchase Agreement.

         Section 5.2 Release of Lien on Supplemental Interests.

         If (i) the Overcollateralization Percentage is equal to or exceeds the Minimum Overcollateralization Percentage, and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing, at the same time as any Loan that is part of the Collateral expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Deal Agent as agent for the Secured Parties will, to the extent requested by the Borrower or the Servicer on behalf of the Borrower, release its interest in such Loan and any Supplemental Interests related thereto. In connection with any such release on or after the occurrence of the above, the Deal Agent, as agent for the Secured Parties, will execute and deliver to the Borrower or the Servicer on behalf of the Borrower any assignments, bills of sale, termination statements and any other releases and instruments as the Borrower or the Servicer on behalf of the Borrower may reasonably request in order to effect the release and transfer of such Loan and Supplemental Interest; provided, that, the Deal Agent as agent for the Lenders will make no representation or warranty, express or implied, with respect to any such Supplemental Interest in connection with such sale or transfer and assignment.

         Section 5.3       Hedging Agreement.

         (a) On or prior to each Funding Date, the Borrower shall enter into one or more Hedge Transactions for the Loans to be funded by the Advance made on such Funding Date, provided that each such Hedge Transaction shall:

                  (i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

                  (ii) have a schedule of monthly payment periods the first of which commences on the Funding Date and the last of which ends on the last Scheduled Payment due to occur under the Loans to which that Advance relates;

                  (iii) have an amortizing notional amount such that the Hedge Notional Amount with respect to such Advance in effect on each day during the term of such Hedge Transactions shall be equal to Required Notional Amount with respect to such Advance on such day; and

                  (iv) provide for two series of monthly payments to be netted against each other, one such series being payments to be made by the Borrower to a Hedge Counterparty (solely on a net basis) at a floating rate equal to "USD-Prime-H.15" (as defined in the ISDA Definitions) and the other such series being payments to be made by the Hedge Counterparty to the Deal Agent (solely on a net basis) at a floating rate based upon "USD-LIBOR-BBA" (as defined in the ISDA Definitions), the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under Section 2.8 of this Agreement (if payable by the Borrower).

         (b) As additional security hereunder, Borrower hereby assigns to the Deal Agent, as agent for the Secured Parties, all right, title and interest of Borrower in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to Borrower under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge Collateral"), and grants a security interest to the Deal Agent, as agent for the Secured Parties, in the Hedge Collateral. Borrower acknowledges that, as a result of that assignment, Borrower may not, without the prior written consent of the Deal Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Borrower's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower's obligations under Section 5.3(a) hereof. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Deal Agent or any Secured Party for the performance by Borrower of any such obligations.


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

         Section 5.4 Exemptive Order.

         (a) The Borrower covenants to the parties hereto that within fifteen
(15) days after the date hereof, it will cause the Originator to file with the SEC an Application for An Order under Section 6(c) of the 1940 Act for An Exemption from Sections 12(d)(i), 18(a), 61(a) and 19(b) of the 1940 Act and cause to be delivered a true and complete copy of such Application to the Deal Agent within five (5) Business Days of the Closing Date.

         (b) The Borrower agrees to cause the Originator to use its best efforts to obtain an order from the SEC relating to the Application granting the exemptions requested in the Application (such order being hereinafter referred to as the "Order"), and to promptly notify and advise the Deal Agent of: (i) communications the Originator or its counsel may from time to time have with the SEC relating to the Application or the Order including, without limitation, prompt delivery to the Deal Agent of copies of any written communications by and between the Originator or its counsel and the SEC; and (ii) the publication by the SEC of notice regarding the Application. Immediately upon receiving a copy of the Order, the Borrower shall deliver or cause the Originator to deliver written notice thereof, together with a copy thereof, to the Deal Agent (such notice being the "Order Notice").

         (c) Upon receipt by the Deal Agent of the Order Notice and the Order, the Deal Agent, on behalf of the Secured Parties and the Investors, shall review such Order and, if such Order is satisfactory to the Deal Agent, in its sole discretion (subject to any objection by VFCC or any Investor), the Deal Agent shall notify the Borrower that such Order has been approved (such approval being the "Order Approval" and the date of such approval by the Deal Agent being the "Approval Date").

         (d) The Borrower agrees to at all times comply and cause the Originator to comply with each and every condition and/or requirement set forth in the Application and the Order to the extent any such condition and/or requirement pertains to such Person.


                                   ARTICLE VI

                      ADMINISTRATION AND SERVICING OF LOANS

         Section 6.1 Appointment of the Servicer.

         The Borrower hereby appoints the Servicer to service the Transferred Loans and enforce its respective rights and interests in and under each Transferred Loan in accordance with the terms and conditions of this Article VI and to serve in such capacity until the termination of its responsibilities pursuant to Section 6.25. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer and the Borrower hereby acknowledge that the Deal Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.


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

         Section 6.2 Duties and Responsibilities of the Servicer.

         (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Loans from time to time on behalf of the Borrower and as the Borrower's agent.

         (b) The duties of the Servicer, as the Borrower's agent, shall include, without limitation:

                  (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Transferred Loans;

                  (ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Borrower and the Liquidity Agent and the Deal Agent in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Borrower, the Liquidity Agent or the Deal Agent may reasonably request;

                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan); provided, however, that any Successor Servicer shall only be required to recreate the Servicing Records of each prior Servicer to the extent such records have been delivered to it in a format reasonably acceptable to such Successor Servicer.

                  (iv) promptly delivering to the Borrower, and the Deal Agent or the Collateral Custodian, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Borrower, the Deal Agent or the Collateral Custodian may from time to time reasonably request;

                  (v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Borrower and pledged to the Deal Agent;

                  (vi) complying in all material respects with the Credit and Collection Policy in regard to each Transferred Loan;

                  (vii) complying in all material respects with all Applicable Laws with respect to it, its business and properties and all Transferred Loans and Collections with respect thereto;

                  (viii) preserving and maintaining its existence, rights, licenses, franchises and privileges as a corporation in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized and licensed to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Borrower, Lenders, each Hedge Counterparty and the Collateral Custodian) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Borrower, Lenders, each Hedge Counterparty and the Collateral Custodian in the Transferred Loans, (B) the collectibility of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder;

                  (ix) notifying the Borrower, the Liquidity Agent and the Deal Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or is threatened to be (1) asserted by an Obligor with respect to any Transferred Loan; or (2) reasonably expected to have a Material Adverse Effect; and

         (c) The Borrower and Servicer hereby acknowledge that the Secured Parties, the Deal Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

         Section 6.3 Authorization of the Servicer.

         (a) Each of the Borrower and the Deal Agent on behalf of the Lenders and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Loans to the Lender, each Hedge Counterparty, and the Collateral Custodian, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Loan. The Borrower shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Loans. In no event shall the Servicer be entitled to make the Borrower or any

Lender, any Hedge Counterparty, the Collateral Custodian or the Deal Agent a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Deal Agent's consent.

         (b) After a Termination Event has occurred and is continuing, at the Deal Agent's direction, the Servicer shall take such action as the Deal Agent may deem necessary or advisable to enforce collection of the Transferred Loans; provided, however, that the Deal Agent may, at any time that a Termination Event has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the assignment of such Transferred Loans to the Deal Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Deal Agent or any servicer, collection agent or lock-box or other account designated by the Deal Agent and, upon such notification and at the expense of the Borrower, the Deal Agent may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof. The Deal Agent shall give written notice to any Successor Servicer of the Deal Agent's actions or directions pursuant to this
Section 6.3(b), and no Successor Servicer shall take any actions pursuant to this Section 6.3(b) that are outside of its Credit and Collection Policy.

         Section 6.4 Collection of Payments.

         (a) Collection Efforts, Modification of Loans. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Loans as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Loans that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of a Loan, except as may be in accordance with the provisions of the Credit and Collection Policy, including the waiver of any late payment charge or any other fees that may be collected in the ordinary course of servicing any Loan included in the Collateral.

         (b) Acceleration. The Servicer shall accelerate the maturity of all or any Scheduled Payments under any Loan under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Loan becomes a Defaulted Loan or such earlier or later time as is consistent with the Credit and Collection Policy.

         (c) Taxes and other Amounts. To the extent provided for in any Loan, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

         (d) Payments to Lock-Box Account: On or before the Closing Date, the Servicer shall have instructed all Obligors to make all payments in respect of Loans included in the Collateral to a Lock-Box or directly to a Lock-Box Account.

         (e) Establishment of the Collection Account. The Borrower or the Servicer on its behalf shall cause to be established, on or before the Closing Date, and maintained in the name of the Borrower and assigned to the Deal Agent as agent for the Secured Parties, with an office or branch of a depository institution or trust company organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank) a segregated corporate trust account (the "Collection Account") for the purpose of receiving Collections from the Collateral; provided, however, that at all times such depository institution or trust company shall be a depository institution organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) that has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P or P-1 or better by Moody's, (B) the parent corporation of which has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P and P-1 or better by Moody's or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").

         (f) Establishment of the Excess Spread Account. The Borrower or the Servicer on its behalf shall establish, on or before the Closing Date, and maintained in the name of the Borrower and assigned to the Deal Agent, with a Qualified Institution an account (the "Excess Spread Account") into which Collections shall be deposited pursuant to Section 2.8(a)(xiii) in a maximum amount such that the Overcollateralization Percentage on any day equals or exceeds the Minimum Overcollateralization Percentage on such day. To the extent that, on any Payment Date, there are funds on deposit in the Excess Spread Account in excess of those required to maintain the Minimum Overcollateralization Percentage, an amount equal to such excess shall be deposited, on such Payment Date, to the Collection Account for application in accordance with Section 2.8.

         (g) Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Loan in the Collateral and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         Section 6.5 Servicer Advances.

         For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan included in the Collateral during such Collection Period was not received prior to the end of such Collection Period, the Servicer may, but shall not be obligated to, make an advance in an amount up to the amount of such


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

delinquent Scheduled Payment (or portion thereof); in addition, if on any day there are not sufficient funds on deposit in the Interest Collection Account to pay accrued Interest on any Advance the Collection Period of which ends on such day, the Servicer may make an advance in the amount necessary to pay such Interest (in either case, any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, any successor Servicer will not be obligated to make any Servicer Advances. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Charlotte, North Carolina time) on the related Payment Date, in immediately available funds.

         Section 6.6 Realization Upon Defaulted Loans or Charged-Off Loans.

         The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Defaulted Loan or Charged-Off Loan and will act as sales and processing agent for Related Property that it repossesses. The Servicer will follow the practices and procedures set forth in the Credit and Collection Policy in order to realize upon such Related Property. Without limiting the foregoing, the Servicer may sell any such Related Property with respect any Defaulted Loan or Charged-Off Loan to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof; any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent identifying the Defaulted Loan or Charged-Off Loan and the Related Property, setting forth the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Defaulted Loan or Charged-Off Loan.

         Section 6.7 Maintenance of Insurance Policies.

         The Servicer will require that each Obligor with respect to a Loan maintain an Insurance Policy with respect to each Loan and the Related Property in accordance with the Credit and Collection Policy. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Borrower and the Deal Agent as agent for the Secured Parties, with respect to the respective interests, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each related Loan.

         Section 6.8 Representations and Warranties of the Servicer.

         The initial Servicer, and any Successor Servicer (mutatis mutandis), hereby represents and warrants as follows:


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

         (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have an adverse effect on the interests of the Borrower or of the Lenders. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have material adverse effect on its ability to perform hereunder.

         (c) Power of Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

         (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any Contractual Obligation to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Contractual Obligation (other than this Agreement), or (iii) violate any Applicable Law.

         (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

         (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (g) No Proceeding. There are no proceedings or investigations pending or threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) have a Material Adverse Effect.

         (h) Reports Accurate. All Servicer Certificates, information, exhibits, financial statements, documents, books, Servicer Records or reports furnished or to be furnished by the Servicer to the Deal Agent or a Lender in connection with this Agreement are and will be accurate, true and correct.

         Section 6.9 Covenants of the Servicer.

         The Servicer hereby covenants that:

         (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Loans and Related Property and Loan Documents or any part thereof.

         (b) Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Obligations with Respect to Loans. The Servicer will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Loan and will do nothing to impair the rights of the Borrower or the Deal Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Collateral.

         (d) Preservation of Security Interest. The Borrower or the Servicer on behalf of the Borrower will execute and file (or cause the execution and filing of) such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent as agent for the Secured Parties in, to and under the Collateral.

         (e) No Bankruptcy Petition. With respect to VFCC, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC and, with respect to the Borrower, prior to the date that is one year and one day after the Collection Date, the Servicer will not institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.9(e) will survive the termination of this Agreement.

         (f) Change of Name or Location; Records. The Servicer (X) shall not change its name or move the location of its principal executive office, without 30 days' prior written notice to the Borrower and the Deal Agent, and (Y) shall not move, or consent to the Collateral Custodian moving the Loan Documents without 30 days' prior written notice to the Borrower and the Deal Agent and (Z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Secured Parties on all collateral including delivery of an Opinion of Counsel.

         (g) Credit and Collection Policy. The Servicer will (a) comply in all material respects with the Credit and Collection Policy in regard to each Loan and (b) furnish to the Deal Agent, prior to its effective date, prompt notice of any change in the Credit and Collection Policy. The Servicer will not agree or otherwise permit to occur any change in the Credit and Collection Policy, which change would impair the collectibility of any Loan or otherwise adversely affect the interests or remedies of the Deal Agent or the Secured Parties under this Agreement or any other Transaction Document, without the prior written consent of the Deal Agent (in its sole discretion).

         (h) Termination Events. The Servicer will furnish to the Deal Agent, as soon as possible and in any event within three (3) Business Days after the occurrence of each Termination Event or Unmatured Termination Event, a written statement setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.

         (i) Extension or Amendment of Loans. The Servicer will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Loan.

         (j) Other. The Servicer will furnish to the Borrower and the Deal Agent such other information, documents records or reports respecting the Loans or the condition or operations, financial or otherwise of the Servicer as the Borrower or the Deal Agent may from time to time reasonably request in order to protect the respective interests of the Borrower or the Deal Agent or the Secured Parties under or as contemplated by this Agreement.

         (k) Year 2000 Compatibility. The Servicer shall take all action necessary to assure that, prior to January 1, 2000, the Servicer's computer system is able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Borrower or the Deal Agent, the Servicer shall provide assurance acceptable to the Borrower and the Deal Agent and the Backup Servicer of the Servicer's Year 2000 compatibility.

         Section 6.10 The Collateral Custodian.

         (a) Appointment; Custodial Duties. The Borrower and the Deal Agent each hereby appoints Norwest to act as Collateral Custodian hereunder, for the benefit of the Borrower and Deal Agent, as agent for the Secured Parties, as provided herein. Norwest hereby accepts such appointment.

         The Collateral Custodian shall take and retain custody of the Loan Files delivered by the Borrower or on its behalf pursuant to Section 3.2 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Deal Agent as agent for the Secured Parties. Immediately upon receipt of any such Loan File, the Collateral Custodian shall deliver to the Deal Agent a custodial receipt in form of Exhibit J hereto. Within five Business Days of its receipt of any Loan File, the Collateral Custodian shall review the related Loan Documents to verify that each Loan Document listed on the related Loan List has been received, and executed and has no missing or mutilated pages and to confirm (in reliance on the related Loan number and Obligor name) that such Loan is referenced on the related Loan List and shall, at the expiration of such period, deliver to the Deal Agent a certification in the form of Exhibit K hereto. In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Loan Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file in a mutually acceptable electronic format that contains the related Loan List or that otherwise contains the Loan number and the name of the Obligor with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that any such Loan Document is not executed or in proper form on its face, or that it is not referenced on such Loan List, the Collateral Custodian shall promptly notify the Borrower and the Deal Agent of such determination by providing an exception report to such Persons setting forth, with particularity, the lack of execution of such Loan Document(s), that such Loan Document(s) has missing or mutilated pages, or the fact that such Loan Document(s) was not referenced on the related Loan List. In addition, unless instructed otherwise in writing by the Borrower or the Deal Agent within 10 days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Loan File not referenced on such Loan List to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Loan File.

         In taking and retaining custody of the Loan Files, the Collateral Custodian shall be acting as the agent of the Deal Agent as agent for the Secured Parties; provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Loan Files or the instruments therein; and, provided, further, that the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein. All Loan Files shall be kept in fireproof vaults or cabinets at the locations specified on Schedule V attached hereto, or at such other office as shall be specified to the Deal Agent and the Borrower by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Loan Files shall be segregated with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Loan Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Loan Files are the sole property of Borrower, subject to the security interest of the Deal Agent on behalf of the Secured Parties. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar Loan Files which it holds as Collateral Custodian.


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

         (b)      Concerning the Collateral Custodian.

                  (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon the written instructions of any designated officer of the Deal Agent.

                  (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission.

                  (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans or the Loan Documents, and will not be required to and will not make any representations as to the validity or value of any of the Loans. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Loans.

         (c) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Loans, the Collateral Custodian is hereby authorized, upon written receipt from the Servicer on behalf of the Borrower of a request for release of documents and receipt in the form annexed hereto as Exhibit L, to release to the Servicer the related Loan File or



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


the documents set forth in such request and receipt to the Servicer; provided, however, notwithstanding the foregoing or any other provision of this Agreement, upon its receipt of written instructions from the Deal Agent, the Collateral Custodian shall cease releasing documents to the Servicer. All documents so released to the Servicer on behalf of the Borrower shall be held by the Servicer in trust for the benefit of the Borrower and the Deal Agent, with respect to their respective interests, in accordance with the terms of this Agreement. The Servicer on behalf of the Borrower shall return to the Collateral Custodian the Loan File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit L, the Servicer's request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.

         (d) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit L (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Loan File to the Servicer on behalf of the Borrower.

         (e) Collateral Custodian Compensation. As compensation for its activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee from the Servicer. To the extent that such Collateral Custodian Fee is not paid by the Servicer, the Collateral Custodian shall be entitled to receive the unpaid balance of such Collateral Custodian Fee to the extent of funds available therefor pursuant to the provision of Section 2.8(a)(v). The Collateral Custodian's entitlement to receive the Collateral Custodian Fee (other than due and unpaid Collateral Custodian Fees owed through such date) shall cease on the earlier to occur of: (i) its removal as Collateral Custodian or (ii) the termination of this Agreement.

         (f) Replacement of the Collateral Custodian. The Collateral Custodian may be replaced by the Borrower with the prior consent of the Deal Agent or by Deal Agent; provided, however, no such replacement shall be effective until a replacement Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder and has received all Loan Files held by the previous Collateral Custodian.

         Section 6.11 Representations and Warranties of the Collateral
                      Custodian.

         The Collateral Custodian represents and warrants as follows:

         (a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. It is duly qualified to do business as a national banking association and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses or approval except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

         (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

         (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association, or any Contractual Obligation to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation, or (iii) violate any Applicable Law.

         (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the "Consents") of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

         (f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (g) No Proceeding. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

         Section 6.12 Covenants of the Collateral Custodian.

         The Collateral Custodian hereby covenants that:

         (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.


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

         (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the federal laws of the United States.

         (c) No Bankruptcy Petition. With respect to VFCC, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC and, with respect to the Borrower, prior to the date that is one year and one day after the Collection Date, it will not institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any Insolvency Proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.12(c) will survive the termination of this Agreement.

         (d) Loan Files. The Collateral Custodian will not dispose of any documents constituting the Loan Files in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Loan except as contemplated by this Agreement.

         (e) Location of Loan Files. The Loan Files shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

         (f) No Changes in Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

         Section 6.13 The Backup Servicer.

         (a) Appointment. The Borrower and the Deal Agent, as agent for the Secured Parties, hereby appoint Norwest to act as Backup Servicer for the benefit of the Borrower and the Deal Agent and the Secured Parties in accordance with the terms of this Agreement. Norwest hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

         (b) Duties. On or before the initial Funding Date, and until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Borrower and the Deal Agent and the Secured Parties, the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and in an agreed upon electronic format.

                  (ii) Not later than 12:00 noon New York time two (2) Business Days prior to each Reporting Date, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the "Tape")


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

         from the Servicer, which shall include but not be limited to the following information: (x) for each Loan, the name and number of the related Obligor, the collection status, the Loan status, the date of each Scheduled Payment and the outstanding principal balance and (y) the Purchased Loan Balance, and (z) the Outstanding Loan Balance.

                  (iii) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Purchased Loan Balance, (B) the Aggregate Outstanding Loan Balance, (C) the Backup Servicing Fee, (D) the Loans that are 30 or more days Delinquent (other than Defaulted Loans and Charged-Off Loans), (E) the Defaulted Loans (other than Charged-Off Loans), (F) the Charged-Off Loans, (G) the Portfolio Yield, (H) the Default Ratio for the current Collection Period and the two immediately preceding Collection Periods,
         (H) the Charged-Off Ratio for the current Collection Period and the two immediately preceding Collection Periods, (I) the Rolling Three-Month Default Ratio and (J) the Rolling Three-Month Charged-Off Ratio. The Backup Servicer shall notify the Deal Agent, the Borrower and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (iv) If the Borrower or the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Borrower or the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Borrower or the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Borrower or the Servicer if possible, and notify the Deal Agent of the resolution thereof. The Borrower or the Servicer hereby agree to cooperate at their own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (iii) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Borrower and the Deal Agent of the continued existence of such discrepancy. Following receipt of such notice by the Deal Agent, the Servicer shall deliver to the Borrower and the Deal Agent, the Secured Parties, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         (c) Transition to Servicer Role. After the receipt of an effective Termination Notice by the Servicer and the Backup Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the


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

Loans or otherwise shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 6.26, as long as the Backup Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel.

         (d) Merger or Consolidation. Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         (e) Backup Servicing Compensation. As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee from the Servicer. To the extent such Backup Servicing Fee is not paid by the Servicer, the Backup Servicer shall be entitled to receive the unpaid balance of its Backup Servicing Fee to the extent of funds available therefor pursuant to the provision of Section 2.8(a)(iv). The Backup Servicer's entitlement to receive the Backup Servicing Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer, or (iii) the Termination of this Agreement.

         (f) Backup Servicer Removal. The Backup Servicer may be removed with or without cause by the Borrower with the approval of the Deal Agent or by the Deal Agent by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by (i) the Borrower, acting with the consent of the Deal Agent or (ii) if no such replacement is appointed within 30 days following such removal, by the Deal Agent.

         (g) Scope of Backup Servicing Duties. The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

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

         (h) Limitation on Liability. The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Borrower, the Secured Parties, the Deal Agent, the Liquidity Agent, the Collateral Custodian and the Backup Servicer each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Loan or Loan Document under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any successor Backup Servicer.

         Section 6.14 Representations and Warranties of the Backup Servicer.

         The Backup Servicer hereby represents and warrants as follows:

         (a) Organization and Good Standing. It is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. The Backup Servicer is duly qualified to do business as a national banking association and is in good standing, and have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

         (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

         (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association or any Contractual Obligation by which it or any of its property is bound, (ii) result in the creation or



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

imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation (other than the Agreement), or (iii) violate any Applicable Law.

         (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the "Consents") of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

         (f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (g) No Proceeding. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a Material Adverse Effect.

         Section 6.15 Covenants of the Backup Servicer.

         The Backup Servicer hereby covenants that:

         (a) Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.

         (b) Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the federal laws of the United States.

         (c) No Bankruptcy Petition. With respect to VFCC, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC and with respect to the Borrower, prior to the date that is one year and one day after the Collection Date, the Backup Servicer will not institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.15(c) will survive the termination of this Agreement.

         (d) No Changes in Backup Servicer Fee. The Backup Servicer will not make any changes to Backup Servicer Fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

         Section 6.16 Payment of Certain Expenses by Servicer.

         The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of legal counsel and independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. In consideration for the payment by the Borrower of the Servicing Fee, the Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Accounts and Excess Spread Account and the Backup Servicer Fee and Collateral Custodian Fee pursuant to the Backup Servicer and Collateral Custodian Fee Letter. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

         Section 6.17 Reports.

         (a) Monthly Report. With respect to each Determination Date and the related Collection Period, the Servicer will provide to the Borrower, the Backup Servicer and the Deal Agent, on the related Reporting Date, a monthly statement (a "Monthly Report"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E. Except as otherwise set forth herein, the Backup Servicer shall have no obligation to review any information in the Monthly Report.

         (b) Servicer's Certificate. Together with each Monthly Report, the Servicer shall submit to the Borrower, the Deal Agent and the Backup Servicer a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit F. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any information set forth in the Servicer's Certificate.

         (c) Financial Statements. The Servicer will submit to the Borrower, the Deal Agent and the Backup Servicer, within 45 days following the end of each of the Servicer's fiscal quarters (other than the final fiscal quarter), commencing for the fiscal quarter ending on March 31, 1999, unaudited financial statements of the Servicer (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer shall submit to the Borrower, the Deal Agent, within 90 days following the end of the Servicer's fiscal year, commencing with the fiscal year ending on December 31, 1998, annual audited financial statements as of the end of such fiscal year. Except as otherwise set forth herein, the Backup Servicer shall have no duty to review any of the financial information set forth in such financial statements.

         Section 6.18 Annual Statement as to Compliance.

         The Servicer will provide to the Borrower, the Deal Agent, and the Backup Servicer, within 90 days following the end of each fiscal

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

year of the Servicer, commencing with the fiscal year ending on December 31, 1999, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of such fiscal year has been made under such Person's supervision and
(b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Termination Event has occurred and is continuing (or if a Servicer Termination Event has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Termination Event occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Termination Event and the steps taken to remedy such event).

         Section 6.19 Annual Independent Public Accountant's Servicing Reports.

         The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Borrower and the Deal Agent (with a copy to the Backup Servicer), within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 1999, (i) a report relating to such fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Loans, and (B) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (which procedures shall have been approved by the Borrower and Deal Agent) to certain documents and records relating to the servicing of Loans under this Agreement, compared the information contained in the Monthly Reports and the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

         Section 6.20 Limitation on Liability of the Servicer and Others.

         Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Borrower, the Deal Agent, the Lenders or any other Person for any action taken or for refraining from the taking of any action expressly provided for in this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

         The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its



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

sole discretion, undertake any legal action relating to the servicing, collection or administration of Loans and the Related Property that it may reasonably deem necessary or appropriate for the benefit of the Borrower and the Secured Parties with respect to this Agreement and the rights and duties of the parties hereto and the respective interests of the Borrower and the Secured Parties hereunder.

         Section 6.21 The Servicer, the Backup Servicer and the Collateral
                      Custodian Not to Resign.

         Neither the Servicer, the Backup Servicer nor the Collateral Custodian shall resign from the obligations and duties hereby imposed on such Person except upon such Person's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that such Person could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer, the Backup Servicer or the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Borrower and the Deal Agent. No such resignation shall become effective until a successor shall have assumed the responsibilities and obligations of such Person in according with the terms of this Agreement.

         Section 6.22 Access to Certain Documentation and Information Regarding
                      the Loans.

         The Borrower or the Servicer, or the Collateral Custodian, as applicable, shall provide to the Deal Agent access to the Loan Documents and all other documentation regarding the Loans included as part of the Collateral and the Related Property in such cases where the Deal Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two business days' prior written request, (ii) during normal business hours and (iii) subject to the Servicer's normal security and confidentiality procedures. From and after the Closing Date and periodically thereafter at the discretion of the Deal Agent, the Deal Agent may review the Borrower's and the Servicer's collection and administration of the Loans in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Loans, Loan Documents and Records in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The Borrower shall bear the cost of such audits.

         Section 6.23 Merger or Consolidation of the Servicer.

         The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person and unless:

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                  (i) the Person formed by such consolidation or into which the
         Servicer is merged or the Person that acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, organized and existing under the laws of the United States or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Borrower and the Deal Agent in form satisfactory to the Borrower and the Deal Agent, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

                  (ii) the Servicer shall have delivered to the Borrower and the Deal Agent an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
         Section 6.23 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the successor entity and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States or any State or the District of Columbia. The Borrower and the Deal Agent shall receive prompt written notice of such merger or consolidation of the Servicer; and

                  (iii) after giving effect thereto, no Termination Event, Unmatured Termination Event or Servicer Termination Event shall have occurred.

         Section 6.24 Identification of Records.

         The Servicer shall clearly and unambiguously identify each Loan that is part of the Collateral and the Related Property in its computer or other records to reflect that the interest in such Loans and Related Property have been transferred to and are owned by the Borrower and that the Deal Agent has the interest therein granted by Borrower pursuant to this Agreement.

         Section 6.25 Servicer Termination Events.

         (a) If any one of the following events (a "Servicer Termination Event") shall occur and be continuing on any day:

                  (i) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Borrower and/or the Deal Agent as required by this Agreement, or to deliver any Required Reports hereunder on or before the date occurring two Business Days after the date such payment, transfer, deposit, instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement;



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                  (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document to which it is a party as Servicer that continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and the Borrower and (ii) the date on which the Servicer becomes aware thereof;

                  (iii) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, and that continues to be unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and the Borrower and (ii) the date on which the Servicer becomes aware thereof;

                  (iv) the Servicer shall fail in any material respect to service the Loans in accordance with the Credit and Collection Policy;

                  (v) an Insolvency Event shall occur with respect to the Servicer;

                  (vi) the Servicer agrees to materially alter the Credit and Collection Policy without the prior written consent of the Deal Agent;

                  (vii) any financial or asset information reasonably requested by the Deal Agent or the Lender as provided herein is not provided as requested within five (5) Business Days of the receipt by the Servicer of such request;

                  (viii) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of U.S. $1,000,000 (individually or in the aggregate) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 consecutive days without a stay of execution;

                  (ix) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding U.S. $1,000,000 or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived;

                  (x) the Servicer fails to maintain a minimum Net Worth of at least $100,000,000 plus seventy-five (75%) percent of any new equity and Subordinated Debt issued after the date of this Agreement;

                  (xi) any Change-in-Control of the Servicer is made without the prior written consent of the Borrower and the Deal Agent; or

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                  (xii) on or before September 30, 1999, a formal Credit and
         Collection Policy and revised loan grading system are not delivered to the Deal Agent by the Borrower and the Servicer in a form acceptable to it.

Notwithstanding anything herein to the contrary, so long as any such Servicer Termination Events shall not have been remedied at the expiration of any applicable cure period, the Deal Agent or the Lenders, by written notice to the Servicer and the Backup Servicer (a "Termination Notice"), may, subject to the provisions of Section 6.26, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. The Borrower shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Servicer.

         Section 6.26 Appointment of Successor Servicer.

         (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.25, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Deal Agent, to the Servicer and the Backup Servicer in writing. The Deal Agent may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer; provided, however, that any successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances. In the event that the Deal Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unwilling or unable to assume such obligations on such date, the Deal Agent shall as promptly as possible appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Deal Agent. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than U.S. $100,000,000 and whose regular business includes the servicing of Loans as the Successor Servicer hereunder.

         (b) Upon its appointment as successor to the Servicer, the Backup Servicer (subject to Section 6.26(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement, shall assume all Servicing Duties hereunder and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable. Any Successor Servicer shall be entitled, with the prior consent of the Deal Agent, to appoint agents to provide some or all of its duties hereunder, provided that no such appointment shall relieve such Successor Servicer of the duties and obligations of the



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Successor Servicer pursuant to the terms hereof and that any such subcontract may be terminated upon the occurrence of a Servicer Termination Event.

         (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Servicer under this Agreement and shall pass to and be vested in the successor Servicer, and, without limitation, the successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Collateral.

         (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this
Section 6.26, the Backup Servicer will promptly begin the transition to its role as Servicer.

         (e) The Backup Servicer shall be entitled to receive its reasonable costs incurred in transitioning to Servicer.

         Section 6.27 Market Servicing Fee.

         Notwithstanding anything to the contrary herein, in the event that a successor Servicer is appointed Servicer, the Servicing Fee shall equal the market rate for comparable servicing duties to be fixed upon the date of such appointment by such successor Servicer with the consent of the Deal Agent; in the event that the Backup Servicer becomes the successor Servicer, the Backup Servicer shall solicit three bids, with a copy to the Borrower and the Deal Agent, from not less than three entities experienced in the servicing of loans similar to the Loans and that are not Affiliates of the Backup Servicer, the Servicer or the Borrower, and the Servicing Fee shall be equal to the average of the fees proposed as determined by the Backup Servicer with the consent of the Deal Agent (the "Market Servicing Fee").


                                   ARTICLE VII

                               TERMINATION EVENTS

         Section 7.1 Termination Events.

         If any of the following events (each, a "Termination Event") shall occur and be continuing:

         (a) the Borrower shall default in the payment of any amount required to be made under the terms of this Agreement and such failure continues unremedied for a period of three (3) Business Days after the due date set forth herein for such payment, or if no due date is specified,


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such failure continues for a period of 30 days after written request for such payment has been made; or

         (b) an Overcollateralization Shortfall exists and continues unremedied for a period of three (3) Business Days; or

         (c) the amount of Advances Outstanding shall exceed the Borrowing Base for more than three (3) Business Days; or

         (d) the Minimum Purchased Loan Balance is less than $105,000,000 for a period of three (3) Business Days; or

         (e) a Required Equity Shortfall exists and continues unremedied for a period of three (3) Business Days; or

         (f) (i) the Borrower shall fail to perform or observe in any material respect any other covenant or other agreement of the Borrower set forth in this Agreement and any other Transaction Document to which it is a party, or (ii) the Originator shall fail to perform or observe in any material respect any term, covenant or agreement of such Originator set forth in any other Transaction Document to which it is a party, in each case when such failure continues unremedied for more than thirty (30) days after written notice thereof shall have been given by the Deal Agent or the Collateral Custodian to such Person; or

         (g) any representation or warranty made or deemed made hereunder shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such incorrect representation or warranty shall not have been eliminated or otherwise cured within a period of thirty (30) days after written notice thereof shall have been given by the Deal Agent or the Collateral Custodian to the Borrower; or

         (h) an Insolvency Event shall occur with respect to the Borrower; or

         (i) a Servicer Termination Event occurs; or

         (j) any Change-in-Control of the Borrower or Originator occurs; or

         (k) the Borrower or the Originator defaults in making any payment required to be made under any material agreement for borrowed money to which either is a party and such default is not cured within the relevant cure period; or

         (l) the Deal Agent, as agent for the Lenders, shall fail for any reason to have a valid and perfected first priority security interest in any of the Collateral; or

         (m) (i) a final judgment for the payment of money in excess of $1,000,000 shall have been rendered against the Originator or $100,000 against the Borrower by a court of competent


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

jurisdiction and, if such judgment relates to the Originator, the Originator shall have either: (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed (by supersedes or otherwise during the pendency of such appeal or (ii) the Originator or the Borrower, as the case may be, shall have made payments of amounts in excess of $250,000 or $100,000, respectively, in settlement of any litigation; or

         (n) the Borrower or the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recession of or to the Credit and Collection Policy in whole or in part that could have a material adverse effect upon the Loans or interest of any Lender, without the prior written consent of the Deal Agent or the other Lenders; or

         (o) on any day, either (i) the Hedge Notional Amount is less than the Required Notional Amount, or (ii) any Hedge Transaction fails to meet the requirements set forth in Section 5.3(a); or

         (p) on any Determination Date, the Portfolio Yield does not equal or exceed Minimum Portfolio Yield and such failure continues for a period of fifteen (15) consecutive days; or

         (q) the Rolling Three-Month Default Ratio shall exceed 5.0%; or

         (r) the Rolling Three-Month Charged-Off Ratio shall exceed 2.5%; or

         (s) any two of (i) Malon Wilkus, (ii) Adam Blumenthal, and (iii) John Erickson shall cease to be employed by the Borrower or Originator in the capacity as executive officers thereof; or

         (t) the Borrower shall become an "investment company" subject to registration under the 1940 Act prior to receiving the Order Approval; or

         (u) the Borrower shall become an "investment company" subject to registration under the 1940 Act after receiving the Order Approval and fails to comply with the provisions of the 1940 Act or any rules, regulations or orders issued by the SEC thereunder; or

         (v) the business and other activities of the Borrower or the Originator, including but not limited to, the acceptance of the Advances by the Borrower made by the Lenders, the application and use of the proceeds thereof by the Borrower and the consummation and conduct of the transactions contemplated by the Transaction Documents to which the Borrower or the Originator is a party result in a violation by the Originator, the Borrower, or any other person or entity of the 1940 Act or the rules and regulations promulgated thereunder;

then, and in any such event, the Deal Agent shall, at the request, or may with the consent, of the Required Investors, by notice to the Borrower declare the Termination Date to have occurred,


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


without demand, protest or future notice of any kind, all of which are hereby expressly waived by the Borrower, and all Advances Outstanding and all other amounts owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable, provided, that in the event that the Termination Event described in subsection (h) herein has occurred, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 8.1 Indemnities by the Borrower.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, any Secured Party or its assignee and each of their respective Affiliates and officers, directors, employees and agents thereof (collectively, the "Indemnified Parties"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by, any such Indemnified Party or other non-monetary damages of any such Indemnified Party any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party. Without limiting the foregoing, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts relating to or resulting from:

                  (i) any Loan treated as or represented by the Borrower to be an Eligible Loan that is not at the applicable time an Eligible Loan;

                  (ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by the Borrower or the Servicer (or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law with respect to any Loan comprising a portion of the Collateral, or the nonconformity of any Loan, the Related Property with any such Applicable Law or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Loans included as a part of the Collateral;

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

                  (iv) the failure to vest and maintain vested in the Deal Agent a first priority perfected security interest in the Collateral;

                  (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Collateral whether at the time of any Advance or at any subsequent time and as required by the Transaction Documents;

                  (vi) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Loan included as part of the Collateral that is, or is purported to be, an Eligible Loan (including, without limitation, a defense based on the Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                  (vii) any failure of the Borrower or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Loans;

                  (viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services that are the subject of any Loan included as part of the Collateral or the Related Property included as part of the Collateral;

                  (ix) the failure by Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

                  (x) any repayment by the Deal Agent, the Liquidity Agent or a Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Deal Agent, the Liquidity Agent or a Secured Party believes in good faith is required to be repaid;

                  (xi) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or in respect of any Loan included as part of the Collateral or the Related Property included as part of the Collateral;

                  (xii) any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Loan or the Related Property or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or



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

                  (xiii) the failure of the Borrower, the Originator or any of their respective agents or representatives to remit to the Servicer or the Deal Agent, Collections on the Collateral remitted to the Borrower or any such agent or representative in accordance with the terms hereof or the commingling by the Borrower or any Affiliate of any collections.

         (b) Any amounts subject to the indemnification provisions of this
Section 8.1 shall be paid by the Borrower to the applicable Indemnified Party within two (2) Business Days following the Deal Agent's demand therefor.

         (c) If for any reason the indemnification provided above in this
Section 8.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

         (d) The obligations of the Borrower under this Section 8.1 shall survive the removal of the Deal Agent, the Liquidity Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

         (e) The parties hereto agree that the provisions of Section 8.1 shall not be interpreted to provide recourse to the Borrower against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, an Obligor on, any Loan.

         Section 8.2 Indemnities by the Servicer.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Documents to which it is a party, any Monthly Report, Servicer's Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its duties or obligations in accordance with the Agreement, or (iv) any litigation, proceedings or investigation against the Servicer, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, and (b) under any Federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by such Indemnified Party in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured


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

party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 8.2 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.

         (b) If for any reason the indemnification provided above in this
Section 8.2 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Servicer shall contribute to the amount paid or payable to such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

         (c) The obligations of the Servicer under this Section 8.2 shall survive the resignation or removal of the Deal Agent, the Liquidity Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

         (d) The parties hereto agree that the provisions of this Section 8.2 shall not be interpreted to provide recourse to the Servicer against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, related Obligor on, any Loan.

         (e) Any indemnification pursuant to this Section 8.2 shall not be payable from the Collateral.


                                   ARTICLE IX

                     THE DEAL AGENT AND THE LIQUIDITY AGENT

         Section 9.1 Authorization and Action.

         (a) Each Secured Party hereby designates and appoints FCM as Deal Agent hereunder, and authorizes FCM to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be required to take any action that exposes the Deal Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority



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

of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Obligations.

         (b) Each Investor hereby designates and appoints First Union as Liquidity Agent hereunder, and authorizes First Union to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Liquidity Agent shall not be required to take any action that exposes the Liquidity Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of the Obligations.

         Section 9.2 Delegation of Duties.

         (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 9.3 Exculpatory Provisions.

         (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Deal Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance



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of any of the agreements or covenants contained in, or conditions of, this
Agreement, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Termination Event unless the Deal Agent has received notice from the Borrower or a Secured Party.

         (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Liquidity Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Deal Agent or any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Liquidity Agent shall not be deemed to have knowledge of any Termination Event unless the Liquidity Agent has received notice from the Borrower, the Deal Agent or a Secured Party.

         Section 9.4 Reliance.

         (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Secured Parties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders; provided, that, unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Secured Parties. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

         (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and


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

statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, provided that unless and until the Liquidity Agent shall have received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

         Section 9.5 Non-Reliance on Deal Agent, Liquidity Agent and Other
                     Lenders.

         Each Secured Party expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent or the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Secured Party represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement.

         Section 9.6 Reimbursement and Indemnification.

         The Investors agree to reimburse and indemnify VFCC, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata shares, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Secured Parties, in connection with the administration and enforcement of this Agreement.

         Section 9.7 Deal Agent and Liquidity Agent in their Individual
                     Capacities.

         The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect



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to the acquisition of Advances pursuant to this Agreement, the Deal Agent, the
Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Lender," "Investors" and "Lenders" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

         Section 9.8 Successor Deal Agent or Liquidity Agent.

         (a) The Deal Agent may, upon 5 days' notice to the Borrower and the Secured Parties, and the Deal Agent will, upon the direction of all of the Lenders (other than the Deal Agent, in its individual capacity) resign as Deal Agent. If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Secured Parties a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Secured Parties shall perform all of the duties of the Deal Agent hereunder and the Borrower shall make all payments in respect of the Obligations or under any fee letter delivered by the Originator to the Deal Agent and the Secured Parties directly to the applicable Lender and for all purposes shall deal directly with the Secured Parties. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

         (b) The Liquidity Agent may, upon 5 days' notice to the Borrower, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the Advances Outstanding. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.


                                    ARTICLE X

                           ASSIGNMENTS; PARTICIPATIONS

         Section 10.1 Assignments and Participations.

         (a) Each Investor may upon at least 30 days' notice to VFCC, the Deal Agent and the Liquidity Agent, and with the consent of the Borrower (which consent shall not be unreasonably withheld) assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Investor's rights and



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obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $15,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent, (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all reasonable fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment and (vi) there shall be no increased costs, expenses or taxes incurred by the Deal Agent, the Liquidity Agent, or VFCC upon such assignment or participation; and provided, further, that upon the effective date of such assignment the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent,



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


such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

         (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and principal amount of, each Advance owned by each investor from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and VFCC, the Borrower and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent, the Borrower, or any Investor at any reasonable time and from time to time upon reasonable prior notice.

         (d) Subject to the provisions of Section 10.1(a), upon their receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

         (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and each Advance owned by it); provided, however, that (i) such Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement; and provided, further, that the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.14 and 2.15; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount that exceeds the sum of (i) the amount to which such Investor is entitled under such


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

Section with respect to any portion of any Advance owned by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 10.1, the participant's rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights that such Investor may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 11.1 of this Agreement.

         (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or VFCC furnished to such Investor by or on behalf of the Borrower or VFCC.

         (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to Section
2.14 or Section 2.15, VFCC may, and, upon the direction of the Borrower and prior to the occurrence of a Termination Event, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to such Investor. In the event of the replacement of an Investor, such Investor agrees
(i) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by VFCC upon payment to such Investor of the amount of such Investor's Advances together with any accrued and unpaid Yield thereon, all accrued and unpaid commitment fees owing to such Investor and all other amounts owing to such Investor hereunder and (ii) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by VFCC or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (1) to give the Deal Agent, the Borrower and VFCC prompt written notice thereof and (2) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent, the Borrower, VFCC and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent, the Borrower and VFCC and such assignee) incurred by the Deal Agent, the Liquidity Agent, the Borrower, VFCC and such assignee, respectively, in connection with any assignment made pursuant to this Section 10.1(g) by such affected Investor; provided, however, that such affected Investor's liability for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

         (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with Applicable Law and any such pledge or collateral assignment may be made without compliance with Section 10.1(a) or Section 10.1(b).


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

         (i) In the event any Investor causes increased costs, expenses or taxes to be incurred by the Deal Agent, Liquidity Agreement or VFCC in connection with the assignment or participation of such Investor's rights and obligations under this Agreement to an Eligible Assignee then such Investor agrees that it will make reasonable efforts to assign such increased costs, expenses or taxes to such Eligible Assignee in accordance with the provisions of this Agreement.


                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1 Amendments and Waivers.

         Except as provided in this Section 11.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Deal Agent, VFCC and the Required Investors; provided, however, that any amendment of this Agreement that is solely for the purpose of adding a Lender or increasing the Commitment of all Lenders may be effected with the written consent of the Deal Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         No amendment, waiver or other modification (i) affecting the rights or obligations of any Hedge Counterparty or (ii) having a material affect on the rights or obligations of the Collateral Custodian or the Backup Servicer (including any duties of the Servicer that the Backup Servicer would have to assume as Successor Servicer) shall be effective against such Person without the written agreement of such Person. The Borrower or the Servicer on its behalf will deliver a copy of all waivers and amendments to the Collateral Custodian and the Backup Servicer.

         Section 11.2 Notices, Etc.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or hand delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or
(c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article XI shall not be effective until received with respect to any notice sent by mail or telex.


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

         Section 11.3 [Reserved].

         Section 11.4 No Waiver, Rights and Remedies.

         No failure on the part of the Deal Agent, the Liquidity Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         Section 11.5 Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the Borrower, the Deal Agent, the Liquidity Agent, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of
Section 2.8(a)(i) shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

         Section 11.6 Term of this Agreement.

         This Agreement, including, without limitation, the Borrower's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section 11.10 and Section 11.11 shall be continuing and shall survive any termination of this Agreement.

         Section 11.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                      OBJECTION TO VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE SECURED PARTIES, THE BORROWER, THE LIQUIDITY AGENT, THE DEAL AGENT, THE BACKUP SERVICER, AND THE COLLATERAL CUSTODIAN HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.


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

         Section 11.8 WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SECURED PARTIES, THE BORROWER, THE DEAL AGENT, THE BACKUP SERVICER, AND THE COLLATERAL CUSTODIAN WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 11.9 Costs, Expenses and Taxes.

         (a) In addition to the rights of indemnification granted to the Deal Agent, the Liquidity Agent, the Secured Parties, the Backup Servicer and the Collateral Custodian and its or their Affiliates and officers, directors, employees and agents thereof under Article VIII hereof, the Borrower agrees to pay on demand all reasonable costs and expenses of the Deal Agent, the Liquidity Agent, and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent, the Liquidity Agent, and the Secured Parties with respect thereto and with respect to advising the Deal Agent, the Liquidity Agent, and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith in an amount not to exceed $100,000 (excluding any Hedge Agreement) provided that the transaction contemplated herein closes on or before February 28, 1999, and the structure described in the Term Sheet, dated January 26, 1999, does not materially change, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent, the Liquidity Agent, or the Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedge Agreement).

         (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Advances hereunder.

         (c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding income taxes) ("Other Costs"), including, without limitation, all reasonable costs and expenses incurred by the Deal Agent in connection with periodic audits of the Borrower's or the Servicer's



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

books and records and the cost of rating VFCC's commercial paper by independent financial rating agencies, which are incurred as a result of the execution of this Agreement.

         Section 11.10 No Proceedings.

         Each of the parties hereto (other than VFCC) hereby agrees that it will not institute against, or join any other Person in instituting against VFCC any Insolvency Proceeding so long as any commercial paper issued by VFCC shall be outstanding and there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

         Each of the parties hereto (other than the Deal Agent and the Secured Parties) hereby agrees that it will not institute against, or join any other Person in instituting against the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day since the Collection Date.

         Section 11.11 Recourse Against Certain Parties.

         (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Deal Agent, the Liquidity Agent or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any Person or any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise.

         (b) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, VFCC shall have no obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Borrower, the Servicer, the Backup Servicer, the Collateral Custodian, the Deal Agent, the Liquidity Agent and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to VFCC to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

         (c) The provisions of this Section 11.11 shall survive the termination of this Agreement.



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

         Section 11.12 Protection of Security Interest; Appointment of Deal
                       Agent as Attorney-in-Fact.

         (a) The Borrower shall, or shall cause the Servicer to, cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent as agent for the Secured Parties and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all time to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent as agent for the Secured Parties hereunder to all property comprising the Collateral. The Borrower shall deliver or, shall cause the Servicer to deliver, to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower and the Servicer shall cooperate fully in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 11.12.

         (b) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted to the Deal Agent, as agent for the Secured Parties, in the Collateral, or to enable the Deal Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder.

         (c) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days' notice from the Deal Agent, the Deal Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent's or such Lender's reasonable costs and expenses incurred in connection therewith shall be payable by the Borrower (if the Servicer that fails to so perform is the Borrower or an Affiliate thereof) as provided in Article VIII, as applicable. The Borrower irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Borrower, (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Deal Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Lenders in the Collateral. This appointment is coupled with an interest and is irrevocable.

         (d) Without limiting the generality of the foregoing, Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 3.1 or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Collection Date shall have occurred:

                  (i) execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and

                  (ii) deliver or cause to be delivered to the Deal Agent an opinion of the counsel for Borrower, in form and substance reasonably satisfactory to the Deal Agent, confirming and updating the opinion delivered pursuant to Section 3.1 with respect to perfection and otherwise to the effect that the Collateral hereunder continues to be subject to a perfected security interest in favor of the Deal Agent, as agent for the Secured Parties, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

         Section 11.13 Confidentiality

         (a) Each of the Deal Agent, the Secured Parties, the Liquidity Agent and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants and attorneys and as required by an Applicable Law, as required to be publicly filed with SEC, or as required by an order of any judicial or administrative proceeding, (ii) disclose the existence of this Agreement, but not the financial terms thereof and (iii) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving and of the Loan Documents or any Hedging Agreement for the purpose of defending itself, reducing itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Loan Documents or any Hedging Agreement.

         (b) Anything herein to the contrary notwithstanding, the Borrower hereby consents to the disclosure of any nonpublic information with respect to it for use in connection with the transactions contemplated herein and in the Transaction Documents (i) to the Deal Agent, the Liquidity Agent, or the Lenders by each other, (ii) by the Liquidity Agent, the Deal Agent or the Secured Parties to any prospective or actual Eligible Assignee or participant of any of them or (iii) by the Deal Agent, the Liquidity Agent or the Secured Parties to any Rating Agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Secured Party and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agree to be bound hereby. In addition, the Secured Parties, the Liquidity Agent and the Deal Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings.

         (c) The Borrower and the Servicer each agrees that it shall not (and shall not permit any of its Affiliates to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Transaction Documents without the prior written consent of the Deal Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Borrower or the Servicer shall consult with the Deal Agent prior to the issuance of such news release or public announcement. The Borrower and the Servicer each may, however, disclose the general terms of the transactions contemplated by this Agreement and the Transaction Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

         Section 11.14 Execution in Counterparts; Severability; Integration.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered to the Deal Agent and the Lenders.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                           ACS FUNDING TRUST I


                                        By
                                          --------------------------------
                                          Title:

                                         ACS Funding, Inc.
                                         c/o American Capital Strategies, Ltd.
                                         3 Bethesda Metro Center, Suite 860
                                         Bethesda, Maryland 20814
                                         Attention: President
                                         Facsimile No.: (301) 654-6714
                                         Confirmation No.: (301 951-6122


THE SERVICER:                           AMERICAN CAPITAL STRATEGIES, LTD.


                                        By
                                          --------------------------------
                                          Title:

                                         American Capital Strategies, Ltd.
                                         3 Bethesda Metro Center, Suite 860
                                         Bethesda, Maryland 20814
                                         Attention: President
                                         Facsimile No.: (301) 654-6714
                                         Confirmation No.: (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:                          FIRST UNION NATIONAL BANK


                                        By
                                           --------------------------
                                           Title:

                                        Commitment: $100,000,000

                                        First Union National Bank
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288
                                        Attention: Capital Markets Credit
                                         Administration
                                        Facsimile No.: (704) 374-3254
                                        Confirmation No: (704) 374-4001


LENDER:                                 VARIABLE FUNDING CAPITAL
                                        CORPORATION

                                        By First Union Capital Markets Corp., as
                                           attorney-in-fact

                                        By
                                          -----------------------------
                                          Title:

                                        Variable Funding Capital Corporation
                                        c/o First Union Capital Markets Corp.
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288
                                        Attention: Conduit Administration
                                        Facsimile No.: (704) 383-6036
                                        Confirmation No.: (704) 383-9343

                  With a copy to:

                                        Lord Securities Corp.
                                        2 Wall Street, 19th Floor
                                        Attention: Vice President
                                        Facsimile No.: (212) 346-9012
                                        Confirmation No.: (212) 346-9008



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:                    NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        By
                                          ------------------------------------
                                          Title:

                                        Norwest Bank Minnesota, National
                                          Association
                                        Sixth Street and Marquette Avenue
                                        Minneapolis, MN 55479-0070
                                        Attention: Corporate Trust Services
                                         Asset-Backed Administration
                                        Facsimile No.: (612) 667-3539
                                        Confirmation No.: (612) 667-8058


THE COLLATERAL CUSTODIAN:               NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        By
                                          ------------------------------------
                                          Title:

                                        Norwest Bank Minnesota, National
                                         Association
                                        Sixth Street and Marquette Avenue
                                        Minneapolis, MN 55479-0070
                                        Attention: Corporate Trust Services
                                         Asset-Backed Administration
                                        Facsimile No.: (612) 667-3539
                                        Confirmation No.: (612) 667-8058







                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:                         FIRST UNION CAPITAL MARKETS CORP.


                                        By
                                          --------------------------------
                                          Title:



                                        First Union Capital Markets Corp.
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288
                                        Attention: Conduit Administration
                                        Facsimile No.: (704) 383-6036
                                        Telephone No.: (704) 383-9343


LENDER AND LIQUIDITY AGENT              FIRST UNION NATIONAL BANK

                                        By
                                          ------------------------------
                                          Title:

                                        First Union National Bank
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288
                                        Attention: Capital Markets Credit
                                         Administration
                                        Facsimile No.: (704) 374-3254
                                        Telephone No.: (704) 374-4001

                                        Lender Commitment: $10,000,000.00

                                                                       EXHIBIT A
                             FORM OF BORROWER NOTICE
                     (including Borrowing Base Certificate)

                             [-------------, -----]

                               ACS FUNDING TRUST I



First Union Capital Markets Corp., as Deal Agent
One First Union Center, TW-9
Charlotte, North Carolina 28288

         Re:      Loan Funding and Servicing Agreement
                  dated as of March 31, 1999

Ladies and Gentlemen:

This Borrower Notice is delivered to you under Section 2.2 of that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement"), by and among ACS Funding Trust I, as the borrower (the "Borrower"), American Capital Strategies, Ltd., as the servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as the backup servicer and as the collateral custodian, First Union Capital Markets Corp., as the deal agent, and First Union National Bank, as a lender and as liquidity agent. All capitalized undefined terms used herein have the meaning assigned thereto in the Agreement.

Each of the undersigned, each being a duly elected officer of the Borrower and the Servicer, respectively, holding the office set forth below such officer's name, hereby certifies as follows:

1. The Borrower hereby requests an Advance in the principal amount of $_____________.

2. The Borrower hereby requests that such Advance be made on the following date:
   _____________.

3. Attached to this Borrower Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof.

4. Attached to this Borrower Notice is a true, correct and complete Loan List, reflecting all Loans which will become part of the Collateral on the date hereof, each Loan reflected thereon being an Eligible Loan.

5. All of the conditions applicable to the Advance requested herein as set forth in the Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including

                           (i) The representations and warranties of such Person
                  set forth in the Agreement, as the case may be, are true and correct on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), before and after giving effect to such borrowing or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

                           (ii) No event has occurred, or would result from such
                  Advance or reinvestment or from the application of the proceeds therefrom, which constitutes a Termination Event;

                           (iii) Such Person is in material compliance with each
                  of its covenants set forth herein; and

                           (iv) No event has occurred that constitutes a
                  Servicer Termination Event.


            [The Remainder Of This Page Is Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned has executed the Borrower Notice this ______ day of __________, ____.


                                    ACS FUNDING TRUST I
                                      as Borrower

                                    By:
                                       --------------------------
                                    Name:
                                    Title:


                                    AMERICAN CAPITAL STRATEGIES, LTD.,
                                      as Servicer


                                    By:
                                       --------------------------
                                    Name:
                                    Title:


                                   [attach Borrowing Base Certificate]

                                                                       EXHIBIT B
                                  FORM OF NOTE



$________________                                                 March 31, 1999


         FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware business trust (the "Borrower"), promises to pay to FIRST UNION CAPITAL MARKETS CORP., as the agent for the Lenders (the "Deal Agent") the principal sum of _____________________ MILLION DOLLARS ($_________) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the Lenders (as defined below) to the Borrower pursuant to the Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section
2.6 of the Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such Advance as provided in the Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Loan Funding and Servicing Agreement.

         This Note is issued pursuant to the Loan Funding and Servicing Agreement, dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Loan Funding and Servicing Agreement"), by and among the Borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Loan Funding and Servicing Agreement.

         Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lenders under this Note exceed the amount which the Lenders could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

         Payments of the principal of, and interest on, Advances represented by this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in Article 2 of the Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

         If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

         If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

         Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan Funding and Servicing Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and as set forth in the Loan Funding and Servicing Agreement, certain costs and expenses of the Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Loan Funding and Servicing Agreement.

         Except as provided in the Loan Funding and Servicing Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

         All amounts evidenced by this Note, the Lender or Lenders making such Advance and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such Deal Agent in its internal records; provided, however, that the failure of the Deal Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan Funding and Servicing Agreement.

         The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by such Lender and represented by this Note and the indebtedness evidenced by this Note.

         This Note is secured by the security interests granted pursuant to
Section 2.9 of the Loan Funding and Servicing Agreement. The holder of this Note, as agent for the Lenders, is entitled to the benefits of the Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Funding and Servicing Agreement. If a Termination Event shall occur and be continuing, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become due and payable in the manner and with the effect provided in the Loan Funding and Servicing Agreement.

         This Note is the Note referred to in the Loan Funding and Servicing Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.

                                      ACS FUNDING TRUST I



                                      By:
                                         -------------------------
                                      Name:
                                      Title:

                                Schedule to Note
                                ----------------

     Name         Date of         Principal        Principal         Outstanding
      of        Advance or        Amount of        Amount of          Principal
    Lender       Repayment         Advance         Repayment           Amount
    ------       ---------         -------         ---------           ------

                                                                     EXHIBIT C


                          "LIMITED PURPOSE" PROVISIONS



                                 Article [THIRD]

                                     Purpose

         The nature of the business or purposes to be conducted or promoted by the Trust is to engage solely in the following activities:

         (a) to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of, interests in and servicing responsibilities with respect to, notes, accounts, chattel paper, general intangibles, instruments, warrants, options, equity securities and other financial assets ("Financial Assets"), and any related contracts, collateral or agreements ("Related Property");

         (b) to purchase or otherwise acquire obligations issued or guaranteed by the United States or any agency or instrumentality thereof, certificates of deposit issued by commercial banks, commercial paper and similar instruments and obligations;

         (c) to enter into agreements and arrangements with persons or entities, or undertaking such activities, as may be necessary or convenient to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of Financial Assets and Related Property; and

         (d) to engage in any lawful act or activity and to exercise any powers permitted to corporations organized under the Business Trust Act of the State of Delaware that are incidental to and necessary or convenient for the accomplishment of the foregoing purposes.

                                Article [SEVENTH]

                              Independent Director

         The number of trustees comprising the board of trustees of the Trust (the "Board of Trustees") shall be determined, from time to time, in accordance with the terms of the [name of operating document] of the Trust; provided, however, the Trust shall at all times have at least two trustees (each, an "Independent Trustee"), who is not and, for the immediately preceding two year period, was not (i) a trustee (other than an Independent Trustee), officer of employee of the Trust; (ii) a director, officer or employee of American Capital Strategies, Ltd. (the "Parent") or any of its affiliates; (iii) a supplier, independent contractor or any other person who derives more than 15% of its gross revenues from its activities with the Trust, the Parent and/or any affiliate of the foregoing; (iv) a holder (directly or indirectly) of more than 5% of any voting securities of the Trust, the Parent or any affiliate of the foregoing; (v) a person controlling any such director, officer, employee, supplier, independent contractor, holder or any other person meeting the criteria set forth in clauses
(i), (ii), (iii) or (iv) of this [Seventh] Article or (vi) a member of the immediate family of any person meeting the criteria set fourth in clauses (i),
(ii), (iii), (iv) or (v) of this [Seventh] Article.

                                 Article [TENTH]

                          Unanimous Consent of Trustees

         Notwithstanding any other provision of this Certificate of Trust, without the affirmative vote of all of the members of the Board of Trustees (which must include the affirmative votes of all of the Independent Trustees), the Trust shall not (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing ins inability to pay its debts generally as they become due, (vii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vi) of this paragraph, provided, however, that no trustee may be required by any owner of the Trust to consent to the institution of bankruptcy or insolvency proceedings against the Trust so long as it is solvent.

         In connection with any vote by the Board of Trustees with respect to any of the actions described in the immediately preceding paragraph, the Board of Trustees shall owe a duty to the secured creditors of the Trust, as well as to the owners of the Trust.

                               Article [ELEVENTH]

                                  Requirements

         The Trust shall:

                  (i) pay, out of its own funds, fees for its directors and salaries of its officers and employees, and shall promptly reimburse any affiliate of the Trust for any service provided to the Trust by such affiliate. Liabilities of the Trust shall be separately managed from those of any affiliate of the Trust, and the Trust shall pay its own liabilities, including all administrative expenses, from its own separate assets.

                  (ii) at all times hold itself out to the public (including any creditors of any of its affiliates) under the Trust's own name and as a separate and distinct corporate entity. All customary formalities regarding the corporate existence of the Trust, including holding regular meetings of its board of directors and its stockholders and maintenance of current minute books, shall be observed;

                  (iii) maintain its financial statements, accounting records and other corporate documents separate from those of, and shall not commingle its assets with those of, any affiliate of the Trust or any other entity. The Trust shall prepare unaudited quarterly and annual financial statements, and the Trust's financial statements shall comply with generally accepted accounting principles, consistently applied. The Trust shall retain as its auditors independent certified accountants, provided that such accountants may also serve as auditors of any of its affiliates; and

                  (iv) act solely in its own corporate name and through its own authorized officers and agents. Investments shall be made directly by the Trust or by brokers engaged and paid by the Trust or its agents. Assets of the Trust shall be separately identified and segregated. All of the Trust's assets shall at all times be held by or on behalf of the Trust and, if held on behalf of the Trust by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Trust. In no event shall any of the Trust's assets be held on its behalf by any affiliate of the Trust.

         All business transactions entered into by the Trust with any of its affiliates shall be on terms and conditions that are not more or less favorable to the Trust than terms and conditions available at the time to the Trust for comparable transactions with non-affiliated persons and must be approved by the Board of Trustees. The Trust shall not make any loans to, or guarantee or assume any liabilities or obligations of, any of its affiliates.

                                                                    EXHIBIT D


                        FORM OF ASSIGNMENT AND ACCEPTANCE



                            Dated: ____________, ____


         Reference is made to the Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement") among ACS Funding Trust I, as the borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as the lender the Investors (as defined in the Agreement), First Union Capital Markets Corp., as Deal Agent, First Union National Bank, as a lender and as Liquidity Agent, Norwest Bank Minnesota, National Association, as collateral custodian and as backup servicer. Terms defined in the Agreement are used herein with the same meaning.

                  __________________ (the "Assignor") and ___________________
(the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Assignor's Commitment and the Advances made by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of Advances made by the Assignee will be as set forth in Section ___ of Schedule ___.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto; and (iv) confirms that the Assignee is an Eligible Assignee.

                  3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the

Deal Agent, the Liquidity Agent, the Assignor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Deal Agent and the Liquidity Agent each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Deal Agent and the Liquidity Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Investor.

                  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to each of the Deal Agent and the Liquidity Agent for acceptance and recording by the Deal Agent. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified in Section ___ of Schedule ___.

                  5. Upon such acceptance by the Deal Agent and the Liquidity Agent and upon such recording by the Deal Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of an Investor thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

                  6. Upon such acceptance by the Documentation Agent and the Liquidity Agent and upon such recording by the Deal Agent, from and after the Transfer Date, the Deal Agent and the Liquidity Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and Facility Fee with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                                            [ASSIGNOR]

                                            By:_________________________
                                                Name:
                                                Title:

                                            Address for notices
                                                 [Address]

                                            [ASSIGNEE]

                                            By:________________________
                                                Name:
                                                Title:

                                            Address for notices
                                                 [Address]
Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION NATIONAL BANK
as Liquidity Agent

By:___________________________
    Name:
    Title:

Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION CAPITAL MARKETS CORP.,
as Deal Agent

By:___________________________
    Name:
    Title:

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                              Dated _________, 19__


         Section 1.

                  Percentage Interest:          ________%


         Section 2.

                  Assignee's Commitment:    $____________

                  Aggregate Outstanding
                  Advances Owing to
                  the Assignee:             $_____________


         Section 3.

                  Transfer Date: ___________________, 19__

                                                                  EXHIBIT E


                             FORM OF MONTHLY REPORT

                     FINANCIAL COVENANTS/TERMINATION EVENTS
                  AMERICAN CAPITAL STRATEGIES, LTD. as Servicer
                         For the month of _____________

                                                                     EXHIBIT F


                         FORM OF SERVICER'S CERTIFICATE




This Servicer's Certificate is delivered pursuant to the provisions of Section 6.17(b) of the Loan Funding and Servicing Agreement dated as of March 31, 1999, by and among ACS Funding Trust I, as Borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and liquidity agent (hereinafter as such agreement may have been, or may from time to time be amended, supplemented or otherwise modified, the "Agreement"). This Servicer's Certificate relates to applicable Collection Period and relating to applicable Payment Date, and the Monthly Report for such Monthly Period, which Monthly Report is set forth on attached Schedule A.

         A. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Agreement. References herein to certain subsections are referenced to the respective subsections of the Agreement.

         B.       The Servicer is the Servicer under the Agreement.

         C. The undersigned hereby certifies to the Deal Agent and the Secured Parties that all of the foregoing information and all of the information set forth on attached Schedule A is true and accurate in all material respects of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed this ____ day of ___________________.

                       AMERICAN CAPITAL STRATEGIES, LTD.,
                       as Servicer



                       By:
                          ---------------------------

                                                                   EXHIBIT G


                          CREDIT AND COLLECTION POLICY

                         [to be provided by Originator]

                                                                 EXHIBIT H


                            FORM OF HEDGING AGREEMENT

                                [to be provided]

                                                                     EXHIBIT I

                         FORM OF CERTIFICATE OF BORROWER






                            [____________ ___, 1999]



Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0070


FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina 28288

         Re: Loans in the aggregate principal amount of $____, from American Capital Strategies, Ltd. (the "Originator") to ACS Funding Trust (the "Borrower") in connection with [Obligor] (the "Obligor")(collectively, the "Loan")

To whom it may concern:

         In connection with the Loan, the undersigned (i) acknowledges that the Originator has granted a security interest to First Union Capital Markets Corp., as agent for the Secured Parties (the "Deal Agent") in each of the items indicated on the closing checklist attached hereto (the "Checklist"), and (ii) certifies to you that as of the day of funding the Loan:

         A. It has received, reviewed and approved the Checklist items, in the form and subject to those exceptions or matters indicated on the Checklist;

         B. A copy of the executed promissory note has been faxed to the Collateral Custodian. The original promissory note(s) is/are in our possession and will be forwarded to Norwest Bank Minnesota, National Association, as Collateral Custodian (the "Collateral Custodian") or as otherwise directed in writing to Arnold & Porter (hereinafter referred to as "Borrower's Counsel") by the Deal Agent, for receipt within two (2) business days after the funding date of the transaction;

         C. Within ten (10) business days after the closing, all remaining Security Documents which are in our possession and indicated on Schedule 1 attached hereto, will be forwarded to the Collateral Custodian; and

         D. Notwithstanding any contrary instruction from the Originator, in the event the Loan is funded, it will follow the written direction of the Deal Agent with regard to the original promissory note(s) in its possession, provided that in the event it reasonably believes that a dispute exists as to custody of any Security Documents, it may deposit them with a court of competent jurisdiction and be relieved of its obligations hereunder with respect to any and all documents so deposited.

         Collateral Custodian, Deal Agent, [Originator] and Borrower's Counsel acknowledge and agree that:

         1. The security interest and the rights in the Security Documents granted to the Deal Agent, as agent for the Secured Parties, are paramount and superior to the rights of the Originator.

         2. Borrower's Counsel shall not be required to perform any duties other than the duties expressly set forth in this letter. No implied obligations or duties shall be inferred by any other agreement, written or verbal, or any representation made by any party.

         3. Borrower's Counsel is authorized to comply with and obey laws, orders, judgments, decrees and regulations of any governmental authority, court, tribunal, or arbitrator. If Borrower's Counsel complies with any such law, order, judgment, decree, or regulation Borrower's Counsel shall not be liable to Collateral Custodian, Deal Agent or the Originator or to any other person even is such law, order, judgment, decree or regulation is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation or beyond the scope of the law.

         4. Borrower's Counsel shall be responsible hereunder solely to hold the original promissory note(s) for the Deal Agent's account and other documents for Collateral Custodian's and Originator's account and to deliver the same in accordance with the terms of this letter.

         5. Borrower's Counsel may act relative hereto upon the advice of counsel in reference to any matter in connection herewith and shall not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind unless caused by its own willful misconduct or gross negligence.

         6. Borrower's Counsel shall be entitled to rely or act upon any notice, direction, instrument or document believed by Borrower's Counsel to be genuine and to be executed and delivered by the proper person and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document.

         7. Borrower's Counsel shall not be responsible or liable in any manner whatsoever for (a) the sufficiency, correctness, genuineness or validity of any document, agreement or instrument delivered to it, (b) the form of execution of any such document, agreement or instrument, (c) the identity, authority or rights of any person executing or delivering any such document, agreement or instrument, or (d) the terms and conditions of any instrument pursuant to which the parties may act.

         8. Borrower's Counsel may serve and shall continue to serve as counsel to the Originator in connection with the transactions contemplated by the Loan and other matters, and notwithstanding anything herein to the contrary, may represent the Originator (or any affiliate) as its counsel in any action, suit or other proceeding in which Collateral Custodian, Deal Agent or Originator (or any affiliate) may be involved.

         9. Borrower's Counsel shall be deemed to have satisfied any delivery requirement set forth herein if it shall have deposited the relevant documents for uninsured overnight delivery (properly addressed) with Federal Express, UPS or other overnight courier of national standing.

                                            Very truly yours,

                                            ARNOLD & PORTER

                                            By:
                                               -------------------------
                                                  Name:
                                                  Title:
(Acceptance on following page)

ACCEPTED AND AGREED:

AMERICAN CAPITAL STRATEGIES, LTD.,
as loan originator


By:
   -----------------------------
     Name:
     Title:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Custodian


By:
   -----------------------------
     Name:
     Title:

FIRST UNION CAPITAL MARKETS CORP.,
as Deal Agent

By:
   -----------------------------
     Name:
     Title:

                                   SCHEDULE 1
                               SECURITY DOCUMENTS

Security Documents are defined as the following documents:

         (i)  all Loans:

                           (a) original of promissory note executed in favor of Originator or Borrower and any reformation thereof or endorsed or assigned to Originator or Borrower (if purchased by such Person) and endorsed by Borrower without recourse in blank (along with any reformation thereof);

         (ii) in the case of Loans secured by real property:

                           (a) original mortgages or deeds of trust or other security instrument (including a leasehold mortgage, if applicable) securing the above note; provided, that, in lieu of a recorded document, the Collateral Custodian may accept a copy certified by the records office or escrow or title company or Originator or Borrower, if applicable;

                           (b) original assignment in blank of the mortgage or deed of trust or other security instrument (including a leasehold mortgage, if applicable) by Borrower to the Collateral Custodian in recordable form and the original or a copy, certified by the records office or escrow or title company or Originator or Borrower (in the case of a copy), of a properly recorded assignment or assignments of the related mortgage or deed of trust or other instrument from the original holder, through any subsequent transferees, to Borrower or Originator;

                           (c) if any of the above items were executed pursuant to a power of attorney, a copy of such; and

         (iii) in the case of Loans secured in part by personal property, the following, as and to the extent applicable in accordance with the terms of the Loan:

                           (aa) copy of any guaranties, if any, and as identified on the closing checklist and certification;

                           (bb) copy of executed security agreements relating to furnishings, fixtures and equipment securing each Loan;

                           (cc) copies of all UCC filings with respect to furnishings, fixtures and equipment securing each Loan; and

                           (dd) if any of the above items were executed pursuant to a power of attorney, a copy of such.

                                                                      EXHIBIT J

                              FORM OF TRUST RECEIPT

[Delivery Date]

BY FACSIMILE:  (704) 383-6036

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration

         Re: Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement"), by and among ACS Funding Trust I, as borrower, American Capital Strategies, Ltd., Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and liquidity agent.

Ladies and Gentlemen:

In accordance with the provisions of Section 6.10 of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies that it has received each Loan identified on the Loan List attached hereto as Exhibit
I. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Collateral Custodian hereby confirms that it is holding each such Loan Document as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Deal Agent pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                                            NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                            as Collateral Custodian

                                            By:___________________________
                                               Name:
                                               Title:

                                                                      EXHIBIT K

                  FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

Trust Receipt #__________

[Delivery Date]

BY FACSIMILE:  (704) 383-6036

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration

         Re: Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement"), by and among ACS Funding Trust I, as borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent.


Ladies and Gentlemen:

In accordance with the provisions of Section 6.10 of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies that as to each Loan listed on the Loan List it has reviewed the Loan Files and has determined (other than any Loan paid in full or any Loan listed on the attachment hereto) that (i) all Loan Documents listed on the related Loan List are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Loan; (iii) as to each Loan that is secured by an interest in real property, all assignments of mortgage (or deed of trust or other security instrument) or intervening assignments of mortgage (or deed of trust or other security instrument), as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) as to each Loan that is secured by an interest in real property, each mortgage note has been endorsed in blank. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Collateral Custodian hereby confirms that it is holding each such Loan File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Deal Agent pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                                            NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION
                                            as Collateral Custodian


                                            By:___________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT L

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


[Delivery Date]

BY FACSIMILE:  (704) 383-6036

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration

         Re: Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement"), by and among ACS Funding Trust I, as borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent.



Ladies and Gentlemen:

In connection with the administration of the Loans held by you as the Collateral Custodian on behalf of the Deal Agent under the Agreement, we request the release, and acknowledge receipt, of the Loan File for the Loan described below, for the reason indicated.

Obligor's Name Address & Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

____     1.       Loan Paid in Full.  (The Servicer hereby certifies  that all amounts received in connection therewith have been credited to the account of the Deal Agent.)

____     2.       Loan Liquidated By ______________________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Deal Agent.)

____     3.       Loan in Foreclosure.

____     4.       Other (explain)                               .
                                  ------------------------------

If box 1 or 2 above is checked, and if all or part of the Loan File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Collateral Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                 AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

                                            By:__________________________
                                               Name:
                                               Title:
                                               Date:
                                                    ---------------------

Acknowledgment of Documents returned to the Collateral Custodian:

                                            NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                            as Collateral Custodian


                                            By:___________________________
                                               Name:
                                               Title:

                                                                EXHIBIT M-1

               ASSIGNMENT AND ACCEPTANCE OF INTEREST AND DOCUMENTS


         THIS ASSIGNMENT AND ACCEPTANCE OF INTERESTS AND DOCUMENTS (the "Assignment") is made this ____ day of __________, _____ by and between AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (the "Assignor") and _____________, a(n) ___________________________ (the "Assignee") with respect to the following matters.


                              W I T N E S S E T H:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, conveys, sets over and delivers unto Assignee, its successors and assigns, all of Assignor's estate, right, title and interest in, to and under, and Assignee hereby accepts such assignment with respect to the transaction documents listed on Exhibit "A" (the "Transaction Documents") attached hereto and made a part hereof.

         Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Transaction Documents, accruing or arising on or after the date of this Agreement.

         This Assignment shall constitute any required notice under each relevant Transaction Document relating to assignment thereunder.

         This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

         This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

         This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.


                            [signature page follows]

         IN WITNESS WHEREOF, this Assignment is entered into as of the date first set forth above.

                                     "Assignor"
                                     AMERICAN CAPITAL STRATEGIES, LTD.,
                                     a Delaware corporation


                                     By:
                                          ----------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                          ----------------------------


                                     3 Bethesda Metro Center, Suite 860
                                     Bethesda, Maryland 20814
                                     Attention:  Mr. John Erickson
                                     Fax: (301) 654-6714


                                     "Assignee"

                                     ----------------------------------


                                     By:
                                         ----------------------------
                                     Name:
                                         ----------------------------
                                     Title:
                                         ----------------------------
                                     Attention:
                                         ----------------------------
                                     Fax:
                                         ----------------------------

                                   EXHIBIT "A"

                              Transaction Documents



                                  See Attached.

                                                                     EXHIBIT M-2










                                                       (For Recorder's Use Only)


                        ASSIGNMENT OF SECOND MORTGAGE AND
                               SECURITY AGREEMENT


         For value received, AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation having an office at 3 Bethesda Metro Center, Suite 860, Bethesda, Maryland 20814, as Assignor, has this day transferred, sold, assigned, conveyed and set over to ______________________________________, a(n)
________________________________ with an address at
______________________________________, as Assignee, its successors, representatives and assigns, all its right, title and interest in and to that certain Second Mortgage and Security Agreement dated _______________ executed by _____________________, a ____________ corporation, which Second Mortgage and
Security Agreement was recorded in the Office of the Recorder of Deeds of _________________ County, New York on _______________________ as Document No.
_______________________, with respect to the property legally described on Exhibit A attached hereto. The Assignor herein, specifically transfers, sells, conveys and assigns to the above Assignee, its successors, representatives and assigns, the aforesaid Second Mortgage and Security Agreement, the liens and security interests described therein, and the indebtedness secured thereby, together with all of the rights, remedies, powers, options privileges and immunities therein contained.

         IN WITNESS WHEREOF, the Assignor has hereunto set its hand and corporate seal effective as of the ____ day of ______________.


                                     AMERICAN CAPITAL STRATEGIES, LTD.
                                     a Delaware corporation


                                     By:___________________________________

                                     Title:________________________________


[CORPORATE SEAL]


Attest:__________________________

Title:___________________________


STATE OF ________________  )
                           )ss
COUNTY OF _______________  )

         I, the undersigned, a Notary Public within and for said State and County aforesaid, hereby certify that on this _____ day of ___________, _______, personally appeared before me ___________________ and __________________ to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they signed and sealed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

         Given under my hand and official seal the day and year first above written.

                                                     Notary Public

(SEAL)

My commission expires:_________________

                                    EXHIBIT A


                                Legal Description




                              Please see attached.

                                                                       EXHIBIT N

                       FORM OF REINVESTMENT CERTIFICATION

                               ACS FUNDING TRUST I

First Union Capital Markets Corp., as Deal Agent
One First Union Center, TW-9
Charlotte, North Carolina 28288

Ladies and Gentlemen:

This certification is delivered to you under Section 3.2 of that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (as amended, modified, supplemented or restated from time to time, the "Agreement"), by and among ACS Funding Trust I, as the borrower (the "Borrower"), American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent. All capitalized undefined terms used herein have the meaning assigned thereto in the Agreement.

Each of the undersigned, each being a duly elected officer of the Borrower and the Servicer, respectively, holding the office set forth below such officer's name, hereby certifies as follows:

1. The Borrower hereby notifies you that on the date first written above it will use Principal Collections in amount of $_____________ to acquire additional Loans.

2. Attached to this certification is a true, correct and complete calculation of the Borrowing Base and all components thereof.

3. Attached to this Borrower Notice is a true, correct and complete Loan List, reflecting all Loans which will become part of the Collateral on the date hereof, each Loan reflected thereon being an Eligible Loan.

4. All of the conditions applicable to the Advance requested herein as set forth in the Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including

                           (i) The representations and warranties of such Person
                  set forth in the Agreement, as the case may be, are true and correct on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), before and after giving effect to such borrowing or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

                           (ii) No event has occurred, or would result from such
                  Advance or reinvestment or from the application of the proceeds therefrom, which constitutes a Termination Event;

                           (iii) Such Person is in material compliance with each
                  of its covenants set forth herein; and

                           (iv) No event has occurred that constitutes a
                  Servicer Termination Event.



IN WITNESS WHEREOF, the undersigned has executed the Reinvestment Certification this ______ day of ____________, _____.



                                            ACS FUNDING TRUST I,
                                            as Borrower


                                            By:_______________________________
                                            Name:
                                            Title:


                                            AMERICAN CAPITAL STRATEGIES, LTD.,
                                            as Servicer


                                            By:_______________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT O-1


                      OFFICER'S CERTIFICATE AS TO SOLVENCY

                        AMERICAN CAPITAL STRATEGIES, LTD.

                  The undersigned, a duly elected Vice President of American Capital Strategies, Ltd. (the "Corporation"), hereby certifies in connection with (i) that certain Purchase and Sale Agreement (the "Sale Agreement") dated as of March 31, 1999, by and between the Corporation and ACS Funding Trust I, and (ii) that certain Loan Funding and Servicing Agreement (the "Agreement") dated as of March 31, 1999, by and among ACS Funding Trust I, as borrower, the Corporation, as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent, for the benefit of the Seller, the Deal Agent and the Secured Parties and their respective successors and assigns, as follows:

                  1. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Sale Agreement and Agreement.

                  2. Both before and after giving effect to (a) the transactions contemplated by the Sale Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Corporation is and will be Solvent.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ______ day of March, 1999.




                                                By:____________________________
                                                   Name:
                                                   Title:

                                                                     EXHIBIT O-2


                      OFFICER'S CERTIFICATE AS TO SOLVENCY

                               ACS FUNDING TRUST I

                  The undersigned, a duly elected [Vice President] of ACS Funding Trust I (the "Trust"), hereby certifies in connection with (i) that certain Purchase and Sale Agreement (the "Sale Agreement") dated as of March 31, 1999, by and between the Trust and American Capital Strategies, Ltd., and (ii) that certain Loan Funding and Servicing Agreement (the "Agreement") dated as of March 31, 1999, by and among ACS Funding Trust I, as seller, the Trust, as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent, for the benefit of the Seller, the Deal Agent and the Secured Parties and their respective successors and assigns, as follows:

                  1. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Sale Agreement and Agreement.

                  2. Both before and after giving effect to (a) the transactions contemplated by the Sale Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Trust is and will be Solvent.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ____ day of March, 1999.




                                                By:__________________________
                                                   Name:
                                                   Title:

                                                                     EXHIBIT P-1

                          OFFICER'S CLOSING CERTIFICATE

                        AMERICAN CAPITAL STRATEGIES, LTD.


                  The undersigned, a duly elected Vice President of American Capital Strategies, Ltd. (the "Corporation"), hereby certifies in connection with (i) that certain Purchase and Sale Agreement dated as of March 31, 1999 (the "Sale Agreement"), by and between the Corporation, as seller and ACS Funding Trust I, as buyer (the "Buyer"), (ii) that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (the "Agreement"), by and among the Buyer, as borrower, the Corporation, as servicer, Variable Funding Capital Corporation, as a purchaser, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent, and (iii) the other Transaction Documents, for the benefit of the Deal Agent and the Secured Parties, as follows:

                  1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Sale Agreement and the Agreement.

                  2. Each of the representations and warranties of the Corporation contained in any of the Transaction Documents are true and correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute a Termination Event or default by the Servicer.

                  3. The Corporation is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

                  4. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Deal Agent, the Corporation has delivered to the Deal Agent true and correct copies of all documents required to be delivered by it to the Deal Agent pursuant to the Transaction Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Transaction Documents has been performed.

                  5. The Corporation has conveyed the Purchased Assets to the Buyer free and clear of all Liens.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this _____ day of March, 1999.


                                Very truly yours,


                                ____________________________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT P-2

                          OFFICER'S CLOSING CERTIFICATE

                              ACS FUNDING TRUST I.


                  The undersigned, a duly appointed trustee of ACS Funding Trust I (the "Trust"), hereby certifies in connection with that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (the "Agreement"), by and among the Trust, as borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a purchaser, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, First Union Capital Markets Corp., as deal agent, and First Union National Bank, as a lender and as liquidity agent, and the other Transaction Documents, for the benefit of the Deal Agent and the Secured Parties, as follows:

                  1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                  2. Each of the representations and warranties of the Trust contained in any of the Transaction Documents are true and correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute a Termination Event.

                  3. The Trust is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

                  4. Except as otherwise indicated on a schedule to a Transaction Document or as otherwise consented to by the Deal Agent, the Trust has delivered to the Deal Agent true and correct copies of all documents required to be delivered to the Deal Agent pursuant to the Transaction Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Transaction Documents has been performed.

                  5. No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ______ day of March, 1999.

                                Very truly yours,


                                ________________________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT Q-1


                                                 POWER OF ATTORNEY

                  This Power of Attorney is executed and delivered by American Capital Strategies, Ltd., as the Servicer (the "Servicer") under the Agreement (each as defined below), to First Union Capital Markets Corp., as Deal Agent under the Agreement (hereinafter referred to as "Attorney"), pursuant to that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (the "Agreement"), by and among ACS Funding Trust I, as borrower, Servicer, as servicer, Variable Funding Capital Corporation, as a purchaser, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, Deal Agent, as deal agent, and First Union National Bank, as a lender and as liquidity agent, and the other Transaction Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Servicer as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Servicer irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by Servicer until all Obligations of the Servicer under the Transaction Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto.

                  Servicer hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney's own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) open mail for Servicer, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of Servicer's property; (b) effect any repairs to any of Servicer's assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against Servicer or Servicer's property; (d) defend any suit, action or proceeding brought against Servicer if Servicer does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Servicer whenever payable and to enforce any other right in respect of Servicer's property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of Servicer's property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Servicer to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, any reports required to be prepared by or on behalf of Servicer under the Agreement or any other Transaction Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney's option and Servicer's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Deal Agent as agent for the Secured Parties thereon, all as fully and effectively as it might do. Servicer hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.


                  [Remainder of Page Left Intentionally Blank]

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Servicer, and Servicer has caused its seal to be affixed pursuant to the authority of its board of directors as of this ____ day of ___________, 1999.


                                               Very truly yours,

                                               AMERICAN CAPITAL STRATEGIES, LTD.

              (CORPORATE SEAL)

                                               By:______________________________
                                                     Name:
                                                     Title:

Sworn to and subscribed before
me this _____ day of ______________, 1999:


__________________________________________
Notary Public

Exhibits and schedules (American Capital)

                                                                     EXHIBIT Q-2


                                POWER OF ATTORNEY

                  This Power of Attorney is executed and delivered by ACS Funding Trust I, as the Borrower (the "Borrower") under the Agreement (each as defined below), to First Union Capital Markets Corp., as Deal Agent under the Agreement (hereinafter referred to as "Attorney"), pursuant to that certain Loan Funding and Servicing Agreement dated as of March 31, 1999 (the "Agreement"), by and among Seller, as borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a purchaser, the Investors named therein, Norwest Bank Minnesota, National Association, as backup servicer and as collateral custodian, Deal Agent, as deal agent, and First Union National Bank, as a lender and as liquidity agent, and the other Transaction Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Borrower as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Borrower irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by Borrower until all Obligations of the Borrower under the Transaction Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto.

                  Borrower hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney's own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) open mail for Borrower, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of Borrower's property; (b) effect any repairs to any of Borrower's assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against Borrower or Borrower's property; (d) defend any suit, action or proceeding brought against Borrower if Borrower does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Borrower whenever payable and to enforce any other right in respect of Borrower's property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of Borrower's property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Borrower to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, any reports required to be prepared by or on behalf of Borrower under the Agreement or any other Transaction Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney's option and Borrower's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Deal Agent as agent for the Secured Parties thereon, all as fully and effectively as it might do. Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.


                  [Remainder of Page Left Intentionally Blank]

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Borrower, and Borrower has caused its seal to be affixed pursuant to the authority of its board of directors as of this ____ day of ________, 1999.

                                               Very truly yours,

                                               ACS FUNDING TRUST I

              (CORPORATE SEAL)

                                               By:_____________________________
                                                     Name:
                                                     Title:

Sworn to and subscribed before
me this _____ day of ______________, 1999:


__________________________________________
Notary Public

                                                                       EXHIBIT R

                           FORM OF LOCK-BOX AGREEMENT


                                                                  March 31, 1999

[Name and Address of Lock-Box Bank]


                  Re: [Borrower]
                      Lock-Box No. ____________
                      Lock-Box Account No. _________

Ladies and Gentlemen:

                  [Seller] (the "Assignor") hereby notifies you that in connection with certain transactions involving the Assignor's accounts receivables, the Assignor will transfer exclusive ownership and control of its lock-box number ________ (the "Lock-Box") and the corresponding lock-box account no. ____________ maintained with you (the "Lock-Box Account") to First Union Capital Markets Corp., as deal agent (the "Agent"). These transfers will become effective upon your receipt of a notice of effectiveness, substantially in the form attached hereto as Attachment 1 (the "Notice of Effectiveness"), which shall be delivered via facsimile transmission to your attention.

                  In connection with the foregoing, the Assignor and the Agent hereby instruct you, beginning on the date of receipt of the Notice of
Effectiveness: (i) to collect the monies, checks, instruments and other items of payment mailed to the Lock-Box, (ii) to deposit into the Lock-Box Account all such monies, checks, instruments and other items of payment (unless otherwise instructed by the Agent) and (iii) to transfer all funds deposited and collected in the Lock-Box Account pursuant to instructions given to you by the Agent from time to time.

                  You are hereby further instructed: (i) that unless and until the Agent notifies you to the contrary, you shall make such transfers from the Lock-Box Account at such times and in such manner as the Assignor, in its capacity as servicer for the Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Assignor (in its capacity as servicer for the Agent) and the Agent to obtain upon request any information relating to the Lock-Box Account, including, without limitation, any information regarding the balance or activity of the Lock-Box Account.

                  The Assignor also hereby notifies you that, beginning on the date of receipt by facsimile of the Notice of Effectiveness from the Agent, notwithstanding anything herein or elsewhere to the contrary, the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box and the Lock-Box Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box and the Lock-Box Account. The Agent acts as agent for persons having a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Lock-Box Account, and you shall be the Agent's agent for the purpose of holding and collecting such property. The monies, checks, instruments and other items of payment mailed to the Lock-Box and the funds deposited into the Lock-Box Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Agent (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Lock-Box Account, and
(ii) the face amount of any checks returned unpaid because of uncollected or insufficient funds).

                  This Agreement may not be terminated at any time by the Assignor or you, without the prior written consent of the Agent. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent and the Assignor.

                  You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Assignor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

                  You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

                  You agree to give the Agent and the Assignor prompt notice if the Lock-Box or the Lock-Box Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process.

                  Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) telecopied or (d) sent by United States mail and shall be deemed to have been given when (a) delivered in person, (b) delivered by courier service, (c) upon receipt of the telecopy or (d) three Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed), provided, however, that notices to the Agent hereunder shall not be effective until actually received by the Agent. For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent, and (ii) the address of the Agent shall be One First Union Center, TW-9, Charlotte, North Carolina 28288, Attn.: _________or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

                  Please agree to the terms of, and acknowledge receipt of, this Agreement by signing in the space provided below.

                                             Very truly yours,

                                             __________________________________


                                             By:_______________________________
                                                Name:
                                                Title:

                                             [Address]
                                             [Attention:]
                                             Telecopy #:

ACKNOWLEDGED AND AGREED:
[Name of Lock-Box Bank]

By:____________________________
   Name:
   Title:
Date:__________________________

[Address]
[Attention:]

                                                                    ATTACHMENT 1
                                                              LOCK-BOX AGREEMENT



VIA FACSIMILE TRANSMISSION
--------------------------

TO:               [Name of Lock-Box Bank]
DATED:            [Date]
ATTENTION:
              Re: Lock-Box No._____________
                  Lock-Box Account No._________

Gentlemen:

                  Pursuant to the Lock-Box Agreement between _________________________ and you, dated as of March 31, 1999 (the "Agreement"), we hereby give you notice that the transfers of the above-referenced Lock-Box and the Lock-Box Account, as described in the Agreement, are effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in the Agreement and, until we notify you to the contrary, to transfer all funds deposited and collected in the Lock-Box Account to account number ________ at ______________________________.

                                             FIRST UNION CAPITAL MARKETS CORP.,
                                             as Agent

                                             By:________________________________
                                                Name:
                                                Title:

ACKNOWLEDGED AND AGREED:
[Name of Lock-Box Bank]

By:____________________________
   Name:
   Title:
Date:__________________________

[Address]
[Attention:]
Telecopy #:

                                                                       EXHIBIT S

                               TRANSACTION SUMMARY

                               ACS FUNDING TRUST I


General Information
-------------------

    Company Name                 ___________________________________________

    Location                     ___________________________________________

    Nature of Business           ___________________________________________

    SIC Code                     ___________________________________________

    Years in Business            ___________________________________________

    Investment Type              ___________________________________________

    Principal Amount             ___________________________________________

    Amortizing (Y/N)             ___________________________________________

    Coupon                       ___________________________________________

    ACAS Ownership               ___________________________________________

    Unique Transaction Terms     ___________________________________________

Company Profile
---------------

    Revenues                     ___________________________________________

    Cash Flow                    ___________________________________________

    Debt to Cash Flow            ___________________________________________

    Interest Coverage            ___________________________________________

    Debt Service Coverage        ___________________________________________

    Loan Grade                   ___________________________________________


* Please attach complete Credit Report (current ACAS format for Credit Committee review)

                                                                      SCHEDULE I


                              Schedule of Documents

                  In addition to, and not in limitation of, the conditions specified in Section 3.1 of the Agreement described below, the following documents must be received by the Deal Agent in form and substance satisfactory to the Deal Agent on or prior to the Closing Date:


         Borrower                   -       ACS Funding Trust I
         Originator                 -       American Capital Strategies, Ltd.
         VFCC                       -       Variable Funding Capital Corporation
         FCMC                       -       First Union Capital Markets Corp.
         FUNB                       -       First Union National Bank
         MVA                        -       Moore & Van Allen, counsel to VFCC and First Union
         AP                         -       Arnold & Porter, Counsel to the Originator and Borrower
         Backup Servicer and        -       Norwest Bank Minnesota, National Association
         Collateral Custodian
         [TBD]                      -       Backup Servicer Counsel
         [TBD]                      -       Collateral Custodian Counsel



I.  CLOSING DATE DELIVERIES
---------------------------

TRANSACTION DOCUMENTS
---------------------

Loan Funding and Servicing Agreement
   (a)  Exhibit A (Form of Borrower Notice)
   (b)  Exhibit B Form of Note
   (c)  Exhibit C ("Limited Purpose" Provisions)
   (d)  Exhibit D (Form of Assignment and Acceptance)
   (e)  Exhibit E (Form of Monthly Report)
   (f)  Exhibit F (Form of Servicer's Certificate)
   (g)  Exhibit G (Credit and Collection Policy)
   (h)  Exhibit H (Form of Hedging Agreement)
   (i)  Exhibit I (Form of Certificate of Borrower's Counsel)
   (j)  Exhibit J (Form of Trust Receipt and Initial Certification of Custodian)
   (k)  Exhibit K (Form of Trust Receipt and Final Certification of Custodian)
   (l)  Exhibit L (Form of Release of Loan Release File)
   (m)  Exhibit M (Form Assignment of Mortgage)
   (n)  Exhibit N (Form of Reinvestment Certification)
   (o)  Exhibit O-1 (Officer's Certificate as to Solvency from Originator)
   (p)  Exhibit O-2 (Officer's Certificate as to Solvency from Borrower)

   (q)  Exhibit P-1 (Officer's Closing Certificate from Originator)
   (r)  Exhibit P-2 (Officer's Closing Certificate from Borrower)
   (s)  Exhibit Q-1 (Power of Attorney from Originator)
   (t)  Exhibit Q-2 (Power of Attorney from Borrower)
   (u)  Exhibit R (Form of Lock-Box Agreement
   (v)  Exhibit S (Form of Transaction Summary)
   (w)  Schedule I (Schedule of Documents)
   (x)  Schedule II (List of Lock-Box Banks and Lock-Box Accounts)
   (y)  Schedule III (Tradenames, Fictitious Names and "Doing
        Business As" Names)
   (z)  Schedule IV (Loan List)
   (aa) Schedule V (Location of Loan Files)
   (bb) Schedule VI (Form of Loans)


Purchase and Sale Agreement
Originator to Borrower
         (a)      Exhibit A (Form of Assignment)
         (b)      Exhibit B (Notice of Sale)
         (c)      Schedule I (Loan List)
         (d)      Schedule II (Tradenames, Fictitious Names, and
                  "Doing Business As" Names)


Liquidity Purchase Agreement
   Between VFCC, FUNB, FCMC and Investors
         (a)      Exhibit A (Form of Assignment and Acceptance)
         (b)      Exhibit B (Form of Purchase Confirmation)
         (c)      Schedule 1 (Pro-Rata Shares of each Investor)
         (d)      Schedule 4.1 (Conditions Precedent)


Hedge Agreement
         (a)      Schedule to Master Agreement
                  (i)      Exhibit A (SWAP Transaction Confirmation)
                  (ii)     Exhibit B (Legal Opinion of counsel to Borrower)

Pledge and Security Agreement
Between Originator and FCMC

CORPORATE DOCUMENTS
-------------------

Authority documents relating to Borrower
         (a)      Certified Copy of Certificate of Formation
         (b)      Trust Agreement
         (c)      Good Standing Certificates

Secretary's Certificate of Trustee of Borrower
         (Certificate of Formation, Trust Agreement, and Incumbency)

Authority documents relating to Originator
         (a)      Certified Copy of Organizational Documents
         (b)      Bylaws
         (c)      Good Standing Certificates

Secretary's Certificate of Originator
         (Certificate of Incorporation, Bylaws, Resolutions, and Incumbency)

Officer's Certificate of Borrower
         (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding and Servicing Agreement)

Officer's Certificate of Originator
         (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding and Servicing Agreement)

Officer's Certificate of Borrower
         (Solvency)

Officer's Certificate of Originator
         (Solvency)

Power of Attorney of Borrower to FCMC

Power of Attorney of Originator to FCMC


UCC FINANCING STATEMENTS
------------------------

Originator to Borrower
         (a)
         (b)
         (c)
         (d)

Borrower to FCMC, as Deal Agent
         (a)
         (b)
         (c)
         (d)

Pre-Closing UCC, tax lien and judgment search reports
         (a) as to Borrower
                  (i) [states]
                  (ii) [local]
         (b) as to Originator
                  (i) [states]
                  (ii) [local]

Post-Closing UCC, tax lien and judgment search reports
         (a) as to Borrower
                  (i) [states]
                  (ii) [local]
         (b) as to Originator
                  (i) [states]
                  (ii) [local]


LEGAL OPINIONS
--------------

Opinion of AP, (Incorporation, Authorization, Execution, and Enforceability as to Borrower)

Opinion of AP, (Incorporation, Authorization, Execution, and Enforceability as to Originator)

Opinion of AP, as Counsel to Borrower and Originator (perfection and priority)

Opinion of AP, as Counsel to Borrower and Originator (true sale and non-consolidation)

Opinion of AP, as Borrower Counsel (Hedge Agreement)

Opinion of Backup Servicer Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of Custodian Counsel, (Incorporation, Authorization, Execution, and Enforceability)

MISCELLANEOUS
-------------

Lock-Box Agreement[s]

Fee Letter Agreement

Backup Servicer and Collateral Custodian Fee Letter

Payment of Structuring Fee

Payment of Legal Fees

Such other consents, opinions, documents or instruments as the Deal Agent may request.


II.  INITIAL FUNDING DATE DELIVERIES
------------------------------------

Notice of Sale

Assignment from _________ to Borrower

Loan List

Borrower Notice for Initial Advance

Trust Receipt and Initial Certification

Officer's Certificate of Borrower
         (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding and Servicing Agreement)

Officer's Certificate of Originator
         (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding and Servicing Agreement)

Officer's Certificate of Borrower
         (Solvency)

Officer's Certificate of Originator
         (Solvency)

Servicer's Certificate

Such other consents, opinions, documents or instruments as the Deal Agent may request.

                                                                     SCHEDULE II

                  List of Lock-Box Banks and Lock-Box Accounts

                       [to be provided by the Originator]

                                                                    SCHEDULE III


           Tradenames, Fictitious Names and "Doing Business As" Names

                       [to be provided by the Originator]

                                                                     SCHEDULE IV


                                  List of Loans

                       [to be provided by the Originator]

                                                                      SCHEDULE V


                             Locations of Loan Files

                  [to be provided by the Collateral Custodian]

                                                                     SCHEDULE VI

                                 Form of Loans

                                 [see Attached]